     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 23, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): July 23, 1998

                             ---------------------

                      EQUITY RESIDENTIAL PROPERTIES TRUST
               (Exact Name of Registrant as Specified in Charter)

          MARYLAND                        1-12252                      13-3675988
(State or other jurisdiction            (Commission                 (I.R.S. Employer
     of incorporation or               File Number)                Identification No.)
         organization)

  TWO NORTH RIVERSIDE PLAZA, SUITE 400
            CHICAGO, ILLINOIS                                60606
(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (312) 474-1300

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5 -- OTHER EVENTS

     On July 8, 1998, Equity Residential Properties Trust, a Maryland real estate investment trust ("EQR"), and Merry Land & Investment Company, Inc. ("Merry Land"), a Georgia corporation, entered into an Agreement and Plan of Merger dated as of July 8, 1998 pursuant to which Merry Land will merge with and into EQR (the "Merger"). Pursuant to the Merger, the shares of common stock of Merry Land issued and outstanding immediately prior to the Merger will be converted into 0.53 of a common share of beneficial interest of EQR, Merry Land's preferred stock will be converted into preferred shares of beneficial interest of EQR with the same terms and preferences, subject to certain adjustments to the conversion prices of Merry Land's convertible preferred stock in accordance with its terms. Immediately prior to the consummation of the Merger, Merry Land will distribute to its common shareholders all of the common stock of a corporation or business trust to be formed which will own and operate certain of Merry Land's assets following the Merger (the "Spin-Off"). Consummation of the Merger and Spin-Off is subject to the approval of the Merger by the shareholders of EQR and Merry Land and to specified closing conditions.

     In connection with the Merger, EQR is hereby filing additional information contained in Merry Land's Annual Report on Form 10-K for the year ended December 31, 1997 and Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 regarding the business and properties of Merry Land to be acquired in the Merger as follows:

     Merry Land & Investment Company, Inc. (the "Company" or "Merry Land") is an apartment operating company and is one of the largest owners of upscale garden apartments in the United States. At December 31, 1997, the Company had a total market capitalization of $1.8 billion and owned a high quality portfolio of 104 apartment communities, containing 29,526 units geographically diversified throughout the Southern United States. The communities are located in nine states, extending from the Washington, D.C. area to Texas and to Florida, with 32% of the Company's assets located in Florida, 25% in Texas, and 43% in other Southern states, based on cost. The Company also has seven apartment communities under development and construction. The Company believes that its strong capitalization, cost efficient operations and established brand identity give it significant operating advantages over other apartment operators. Merry Land completed its initial public securities offering in 1981 and elected real estate investment trust ("REIT") tax status in 1987. The Company is headquartered in Augusta, Georgia and maintains area management offices in Charlotte, Atlanta, Orlando and Dallas.

     Merry Land's apartment communities are located in 27 metropolitan areas, each with a population in excess of 250,000 and, at December 31, 1997, no metropolitan area contained more than 14% of the Company's portfolio. The Company believes that this diversification reduces the volatility of its aggregate rental occupancy and rental income. The Company also believes that specializing in high end Southern apartment communities will allow it to establish a recognized franchise in its market area and will allow it to achieve economies in marketing and operating its communities.

     The following table summarizes the Company's apartment holdings by major market as of December 31, 1997 (dollars in millions):

                                                                       Investment
Market                                                        Units     at Cost     % of Cost
------                                                        ------   ----------   ---------
Dallas/Ft. Worth, Texas.....................................   3,208    $  209.3        14%
Atlanta, Georgia............................................   4,235       208.6        14
Orlando, Florida............................................   2,404       119.0         8
Charlotte, North Carolina...................................   2,459       113.6         8
Jacksonville, Florida.......................................   2,550       107.1         7
Houston, Texas..............................................   1,457        87.4         6
Austin, Texas...............................................   1,249        80.4         5
Ft. Lauderdale, Florida.....................................   1,144        72.5         5
Tampa, Florida..............................................   1,449        70.6         5
Ft. Myers, Florida..........................................   1,268        59.2         4
Savannah, Georgia...........................................   1,149        55.2         4
Raleigh, North Carolina.....................................   1,256        48.8         3
Nashville, Tennessee........................................     587        35.5         2
Charleston, South Carolina..................................     880        34.2         2
Others......................................................   4,231       194.7        12
                                                              ------    --------      ----
                                                              29,526    $1,496.1       100%

ORGANIZATION

     Merry Land is an operating company which maintains a centralized and functionally organized management structure, conducting all its corporate level activities (including accounting, finance, general property management and acquisitions and development) from its offices in Augusta. The Company does not provide any services to third parties.

     The Company manages its properties under the trade name "Merry Land Apartment Communities" and in 1998 has begun to identify each of its communities with the trade name "Merritt" followed by the community's specific name in order to further establish brand identity.

     Each apartment community functions as an individual business unit according to well developed policies and procedures. Each community is operated by an onsite Property Manager and staff who are extensively trained by the Company in sales, management, accounting, maintenance and other disciplines. Property Managers report to 14 Regional Property Managers who report to four Area Property Managers. Regional Property Managers are located in Raleigh, Charlotte
(2), Atlanta (2), Charleston, Jacksonville, Orlando, Tampa, Ft. Lauderdale, Dallas (2), Houston and Austin. Area Property Managers are located in Charlotte, Atlanta, Orlando, and Dallas and are supported by training, marketing and maintenance specialists.

     At December 31, 1997, the Company had a total of 905 employees. Of this number 820 work at its apartment communities, 48 are employed in accounting, administrative and general management, 25 in corporate level property management and 12 in acquisitions and development. A significant portion of the compensation of on site personnel is tied to achievement of community cash flow targets. All employees have the opportunity to become shareholders through the Company's Employee Stock Ownership Plan. Management level personnel participate in the Company's stock option and stock purchase plans, further aligning their interests with those of the Company's shareholders.

MARKETS

     The Company believes that a generally favorable long term relationship between aggregate supply and demand exists for apartment rentals in its Southern markets. The Company's nine state market area has experienced growth in households, a key determinant of apartment demand, in excess of national averages during the 1980s and 1990s. Demographic data for the Company's markets indicate that from 1990 to 1997 total households in these markets increased 13.0% versus an increase of 7.4% nationally. Data also indicates that in the next five years, total households in these markets will increase 8.4% versus an increase of 4.5% nationally.

     Apartment starts in the nine states which the Company considers to be its current market area have risen in recent years from 50,000 in 1992 to 124,000 in 1996. In 1997, this increased supply led to softness in certain markets, but the Company believes supply and demand, in the South as a whole, are in equilibrium. The Company's overall occupancy at communities it held for all of 1996 and 1997 averaged 94.8% for 1997 versus 93.7% for 1996.

HISTORY

     Merry Land conducted its initial public stock offering in 1981 after having been spun off earlier that year from Merry Companies, Inc., one of the Nation's largest brick manufacturers, in connection with the latter's acquisition by an Australian company. Merry Land had been incorporated in 1966 and had remained a passive asset holding subsidiary of Merry Companies, Inc. until the 1981 spin-off, when active operations began. At that time, the Company's major asset was 4,700 acres of clay land, most of which it still owns and from which it continues to receive clay and sand royalties. The Company bought its first apartments in 1982 and has been actively involved in the acquisition and management of apartments since that date. The Company is a Georgia corporation. It has its principal office at 624 Ellis Street, Augusta, Georgia 30901 and its telephone number is (706) 722-6756.

FORWARD LOOKING STATEMENTS

     This filing includes statements that are "forward looking statements" regarding expectations with respect to market conditions, development projects, acquisitions, occupancy rates, capital requirements, sources of funds, expense levels, operating performance and other matters. These assumptions and statements are subject to various factors, unknown risks and uncertainties, including general economic conditions, local market factors, delays and cost overruns in construction, completion and rent up of development communities, performance of consultants or other third parties, environmental concerns, and interest rates, any of which may cause actual results to differ from the Company's current expectations.

                                   PROPERTIES

APARTMENTS

     Communities. The Company owns high quality apartment communities, substantially all of which command rental rates in the upper range of their markets. They are generally newer "garden apartments", in wood frame two- and three-story buildings without elevators, with individually metered electric and gas service and individual heating and cooling systems. In 1997, the Company acquired two "mid-rise" communities containing 333 units located in urban areas of Houston, Texas. The Company's apartments are 48% one bedroom units, 46% two bedroom units and 6% three bedroom units. The units average 909 square feet in area, seven years of age, and are well equipped with modern appliances and other conveniences. The communities are generally heavily landscaped and offer extensive amenities. Most include swimming pools, tennis courts, club rooms, exercise facilities and hot tubs. Some of the Company's communities also offer racquetball courts, saunas, alarm systems and other features, including enclosed garages.

     Residents. Residents at the Company's apartments typically earn middle and upper middle levels of incomes. They include young professionals, white collar workers, medical personnel, teachers, members of the military, single parents, single adults and young families. These residents are generally "renters by choice" -- who have the means to own homes but choose to live in apartment communities because of their current employment, family or other personal circumstances. The Company believes that demand for its apartments is primarily dependent on the general economic strength of each market's economy and its level of job creation and household formation, and to a lesser extent to prevailing interest rate levels for home mortgage loans. There is a steady turnover of leases at the Company's communities, allowing rents to be adjusted upward as demand allows. Leases are generally for terms of from six to twelve months. About two-thirds of the Company's units turn over each year, a rate the Company believes is typical for higher end apartment communities.

     Markets. Merry Land's apartment communities are located in 27 metropolitan areas, each with a population in excess of 250,000 and, as of December 31, 1997, none containing more than 14% of the Company's portfolio. The Company believes that this diversification reduces the volatility of its aggregate rental occupancy and rental income. The Company also believes that specializing in high-end Southern apartment communities will allow it to establish a recognized franchise in its market area and will allow it to achieve economies in marketing and operating its communities.

     The following table describes the Company's apartment communities at December 31, 1997.

                                                                                                       Average      Average
                                                     Date       Date                   Cost(1)          Cost       Unit Size
              Name                    Location       Built    Acquired    Units    (In Thousands)    Per Unit(1)   (Sq. Ft.)
              ----                    --------      -------   --------   -------   ---------------   -----------   ---------
ALABAMA
Shoal Run........................  Birmingham          1986      1996        276     $   11,528        $41,766         903
FLORIDA
Indigo Plantation................  Daytona             1989      1994        304         11,615         38,208         882
Waterford Village................  Delray Beach        1989      1994        236         13,708         58,083         910
Country Club Place...............  Ft. Lauderdale      1987      1996        152          9,120         59,998       1,100
Madison at Coral Square..........  Ft. Lauderdale      1989      1995        384         26,479         68,957       1,192
Mariner Club.....................  Ft. Lauderdale      1988      1996        304         18,483         60,798         931
Welleby Lake Club................  Ft. Lauderdale      1991      1993        304         18,433         60,634       1,061
                                                                         -------     ----------        -------       -----
                                                                           1,144         72,515         63,387       1,076
Beach Club.......................  Ft. Myers           1990      1995        320         12,421         38,817         872
Colony Place.....................  Ft. Myers           1991      1993        300         18,469         61,565       1,136
Polos............................  Ft. Myers           1991      1993        328         15,413         46,990         955
Viridian Lake....................  Ft. Myers           1991      1992        320         12,889         40,277         863
                                                                         -------     ----------        -------       -----
                                                                           1,268         59,192         46,681         953
Bermuda Cove.....................  Jacksonville        1989      1994        350         15,976         45,644         912
Claire Point.....................  Jacksonville        1986      1993        256         13,839         54,059       1,010
Deerbrook........................  Jacksonville        1983      1993        144          7,142         49,595       1,293
Princeton Square.................  Jacksonville        1984      1992        288          8,561         29,724         738
Royal Oaks.......................  Jacksonville        1991      1993        284         12,406         43,682         816
Spicewood Springs................  Jacksonville        1986      1992        512         16,946         33,097         759
Timberwalk.......................  Jacksonville        1987      1993        284         12,836         45,196         851
Waterford........................  Jacksonville        1988      1993        432         19,380         44,861       1,066
                                                                         -------     ----------        -------       -----
                                                                           2,550        107,086         41,995         902
Cypress Cove.....................  Melbourne           1990      1993        326         16,246         49,833       1,027
Lakeridge at Moors...............  Miami               1991      1993        175         12,109         69,194         970
Auvers Village...................  Orlando             1991      1993        480         22,890         47,688       1,021
Bishop Park......................  Orlando             1991      1993        324         17,126         52,859         903
Conway Station...................  Orlando             1987      1993        242         11,417         47,176         787
Copper Terrace...................  Orlando             1989      1992        300         12,182         40,608         902
Lexington Park...................  Orlando             1988      1993        252         11,380         45,159         799
Mission Bay......................  Orlando             1991      1993        304         17,343         57,050       1,087
Polos East.......................  Orlando             1991      1997        308         16,491         53,543         877
Valencia Plantation..............  Orlando             1990      1996        194         10,197         52,564         899
                                                                         -------     ----------        -------       -----
                                                                           2,404        119,026         49,512         930
Augustine Club...................  Tallahassee         1988      1993        222          8,468         38,144         900
Plantations at Killearn..........  Tallahassee         1990      1996        184          7,685         41,767         849
                                                                         -------     ----------        -------       -----
                                                                             406         16,153         39,786         877
Audubon Village..................  Tampa               1990      1993        447         20,374         45,580         849
Essex Place......................  Tampa               1989      1996        148          5,358         36,204         834
Falls............................  Tampa               1985      1993        240          8,590         35,794         655
Lofton Place.....................  Tampa               1988      1993        280         15,180         54,215         953
Promenade........................  Tampa               1994      1994        334         21,081         63,117         978
                                                                         -------     ----------        -------       -----
                                                                           1,449         70,583         48,712         865

                                    Average December Rent(2)       Average
                                   ---------------------------    Occupancy
                                    Per Month     Per Sq. Ft.        (3)
                                   -----------   -------------   -----------
              Name                 1996   1997   1996    1997    1996   1997
              ----                 ----   ----   -----   -----   ----   ----
ALABAMA
Shoal Run........................  $582   $571   $0.64   $0.63    85%    92%
FLORIDA
Indigo Plantation................   573    586    0.65    0.66    88     95
Waterford Village................   756    809    0.83    0.89    92     98
Country Club Place...............   838    849    0.76    0.77    94     95
Madison at Coral Square..........   864    883    0.72    0.74    88     93
Mariner Club.....................   875    836    0.94    0.90    92     93
Welleby Lake Club................   798    790    0.75    0.74    91     94
                                   ----   ----   -----   -----   ---    ---
                                    846    841    0.79    0.78    91     94
Beach Club.......................   600    617    0.69    0.71    92     96
Colony Place.....................   753    748    0.66    0.66    95     97
Polos............................   650    673    0.68    0.70    94     96
Viridian Lake....................   647    663    0.75    0.77    92     96
                                   ----   ----   -----   -----   ---    ---
                                    661    674    0.70    0.71    93     96
Bermuda Cove.....................   668    683    0.73    0.75    96     96
Claire Point.....................   693    850    0.69    0.84    97     95
Deerbrook........................   739    750    0.57    0.58    94     94
Princeton Square.................   520    542    0.70    0.73    95     94
Royal Oaks.......................   613    617    0.75    0.76    96     94
Spicewood Springs................   527    547    0.69    0.72    95     94
Timberwalk.......................   592    624    0.70    0.73    98     97
Waterford........................   671    682    0.63    0.64    95     95
                                   ----   ----   -----   -----   ---    ---
                                    615    646    0.69    0.72    96     95
Cypress Cove.....................   678    683    0.66    0.67    91     97
Lakeridge at Moors...............   844    850    0.87    0.88    95     97
Auvers Village...................   675    713    0.66    0.70    97     97
Bishop Park......................   637    659    0.71    0.73    94     96
Conway Station...................   594    622    0.75    0.79    97     98
Copper Terrace...................   665    687    0.74    0.76    94     96
Lexington Park...................   601    613    0.75    0.77    89     94
Mission Bay......................   763    776    0.70    0.71    91     96
Polos East.......................    (4)   694      (4)   0.79    (4)    94
Valencia Plantation..............   684    711    0.76    0.79    96     97
                                   ----   ----   -----   -----   ---    ---
                                    663    688    0.72    0.75    94     96
Augustine Club...................   633    626    0.70    0.70    86     93
Plantations at Killearn..........   628    623    0.74    0.73    94     93
                                   ----   ----   -----   -----   ---    ---
                                    631    625    0.72    0.71    90     93
Audubon Village..................   632    655    0.74    0.77    95     98
Essex Place......................   626    658    0.75    0.79    97     99
Falls............................   519    521    0.79    0.80    94     96
Lofton Place.....................   668    689    0.70    0.72    94     98
Promenade........................   764    786    0.78    0.80    95     99
                                   ----   ----   -----   -----   ---    ---
                                    650    670    0.75    0.77    95     98


                                                                                                     Average      Average
                                                   Date       Date                   Cost(1)          Cost       Unit Size
             Name                   Location       Built    Acquired    Units    (In Thousands)    Per Unit(1)   (Sq. Ft.)
             ----                   --------      -------   --------   -------   ---------------   -----------   ---------
GEORGIA
Belmont Crossing...............  Atlanta             1988      1993        316     $   13,535        $42,834       1,023
Belmont Landing................  Atlanta             1988      1993        424         16,734         39,468         911
Champion's Park................  Atlanta             1987      1994        252         11,861         47,069         806
Chatelaine Park................  Atlanta             1995      1997        303         23,709         78,247       1,105
Gwinnett Crossing..............  Atlanta          1990/89   1992/95        574         20,905         36,420         874
Harvest Grove..................  Atlanta             1986      1992        376         11,580         30,799         927
Lexington Glen.................  Atlanta             1990      1993        480         31,810         66,271       1,095
Madison at River Sound.........  Atlanta             1996      1996        586         41,984         71.645         834
Shadowlake.....................  Atlanta             1989      1994        228          9.987         43,803       1,018
Sweetwater Glen................  Atlanta             1986      1992        200          6,440         32,202         802
Willow Trail...................  Atlanta             1985      1993        224          7,915         35,335         860
Windridge......................  Atlanta             1982      1994        272         12,185         44,798         845
                                                                       -------     ----------        -------       -----
                                                                         4,235        208,645         49,267         927
Downtown.......................  Augusta               (5)       (5)        75          3,454         46,055         974
Woodcrest......................  Augusta             1982      1982        248          8,699         35,077         875
Woodknoll......................  Augusta             1975      1982         52          1,554         35,077         900
Other..........................  Augusta             1984      1984          1             72         72,131       1,300
                                                                       -------     ----------        -------       -----
                                                                           376         13,779         36,593         856
Greentree......................  Savannah            1983      1986        194          7,392         38,102         852
Hammocks at Long Point.........  Savannah            1997      1997        284         21,385         75,300       1,049
Huntington.....................  Savannah            1986      1992        147          5,335         36,291         812
Magnolia Villa.................  Savannah            1986      1986        144          5,709         39,648       1,119
Marsh Cove.....................  Savannah            1983      1986        188          8,104         43,105       1,053
West Wind Landing..............  Savannah            1985      1993        192          7,262         37,822       1,124
                                                                       -------     ----------        -------       -----
                                                                         1,149         55,187         48,030         994
MARYLAND
Clarys Crossing................  Baltimore           1984      1994        198         12,138         61,031         938
NORTH CAROLINA
Berkshire Place................  Charlotte           1982      1990        240          9,024         37,599         882
English Hills..................  Charlotte           1984      1994        280         10,541         37,648         688
Hunt Club......................  Charlotte           1990      1992        300         10,901         36,335         891
Kimmerly Glen..................  Charlotte           1986      1995        260          9,638         37,070         750
Lake Point.....................  Charlotte           1984      1989        296         10,739         36,280         918
The Oaks.......................  Charlotte           1996      1997        318         20,413         64,192         883
The Point......................  Charlotte           1996      1997        340         21,529         63,319         884
Regency........................  Charlotte           1986      1996        178         11,461         64,388         925
Steeplechase...................  Charlotte           1986      1994        247          9,304         37,668         724
                                                                       -------     ----------        -------       -----
                                                                         2,459        113,550         46,177         823
Adams Farm.....................  Greensboro          1987      1994        500         28,546         57,092       1,005
Chatham Wood...................  High Point          1986      1990        208          7,426         35,702         811
Duraleigh Woods................  Raleigh             1987      1994        362         18,553         51,251         784
Misty Woods....................  Raleigh             1984      1991        360         11,615         32,264         766
Sailboat Bay...................  Raleigh             1986      1993        192          6,391         33,286         641
Sommerset Place................  Raleigh             1983      1990        144          5,601         38,894         780
Timber Hollow..................  Chapel Hill         1986      1991        198          6,649         33,582         735
                                                                       -------     ----------        -------       -----
                                                                         1,256         48,809         38,861         751
SOUTH CAROLINA
Quarterdeck....................  Charleston          1986      1989        230          9,681         42,093         810
Summit Place...................  Charleston          1985      1985        226          8,346         36,929         892
Waters Edge....................  Charleston          1985      1988        200          7,939         39,693         911
Windsor Place..................  Charleston          1984      1989        224          8,192         36,570         953
                                                                       -------     ----------        -------       -----
                                                                           880         34,158         38,816         890
Hollows........................  Columbia            1987      1991        212          6,540         30,847         762
Haywood Pointe.................  Greenville          1985      1991        216          7,070         32,732         848

                                   Average December Rent(2)        Average
                                 -----------------------------    Occupancy
                                   Per Month      Per Sq. Ft.        (3)
                                 -------------   -------------   -----------
             Name                1996    1997    1996    1997    1996   1997
             ----                ----   ------   -----   -----   ----   ----
GEORGIA
Belmont Crossing...............  $643     $668   $0.63   $0.65    96%    95%
Belmont Landing................   611      646    0.67    0.71    97     94
Champion's Park................   644      682    0.80    0.85    97     96
Chatelaine Park................    (4)     866      (4)   0.78    (4)    92
Gwinnett Crossing..............   623      639    0.71    0.73    96     94
Harvest Grove..................   593      605    0.64    0.65    95     94
Lexington Glen.................   853      866    0.78    0.79    93     94
Madison at River Sound.........   793      855    0.95    1.03    63     63
Shadowlake.....................   652      658    0.64    0.65    96     94
Sweetwater Glen................   579      616    0.72    0.77    97     96
Willow Trail...................   587      603    0.68    0.70    97     95
Windridge......................   629      644    0.74    0.76    95     91
                                 ----   ------   -----   -----   ---    ---
                                  657      712    0.71    0.77    96     91
Downtown.......................   478      487    0.49    0.50    86     91
Woodcrest......................   519      525    0.59    0.60    75     78
Woodknoll......................   477      492    0.53    0.55    95     96
Other..........................   675      675    0.52    0.52   100    100
                                 ----   ------   -----   -----   ---    ---
                                  447      513    0.52    0.57    76     83
Greentree......................   569      594    0.67    0.70    95     92
Hammocks at Long Point.........    (4)     776      (4)   0.74    (4)    77
Huntington.....................   606      616    0.75    0.76    97     77
Magnolia Villa.................   603      621    0.54    0.55    96     94
Marsh Cove.....................   644      658    0.61    0.62    96     90
West Wind Landing..............   660      684    0.59    0.61    99     96
                                 ----   ------   -----   -----   ---    ---
                                  617      671    0.63    0.67    96     98
MARYLAND
Clarys Crossing................   805      842    0.86    0.90    95     95
NORTH CAROLINA
Berkshire Place................   615      630    0.70    0.71    95     96
English Hills..................   559      556    0.81    0.81    93     95
Hunt Club......................   665      672    0.75    0.75    95     95
Kimmerly Glen..................   549      567    0.73    0.76    94     95
Lake Point.....................   597      607    0.65    0.66    94     91
The Oaks.......................    (4)     756      (4)   0.86    (4)    93
The Point......................    (4)     743      (4)   0.84    (4)    95
Regency........................   771      751    0.92    0.81    94     91
Steeplechase...................   558      565    0.77    0.78    96     95
                                 ----   ------   -----   -----   ---    ---
                                  610      651    0.75    0.78    94     95
Adams Farm.....................   690      727    0.69    0.72    93     80
Chatham Wood...................   531      557    0.65    0.69    97     95
Duraleigh Woods................   644      658    0.82    0.84    93     92
Misty Woods....................   587      611    0.77    0.80    97     95
Sailboat Bay...................   547      568    0.85    0.89    95     95
Sommerset Place................   626      640    0.80    0.82    96     97
Timber Hollow..................   653      676    0.89    0.92    96     98
                                 ----   ------   -----   -----   ---    ---
                                  605      632    0.81    0.84    95     95
SOUTH CAROLINA
Quarterdeck....................   589      616    0.73    0.76   100     99
Summit Place...................   460      480    0.52    0.54    87     93
Waters Edge....................   547      570    0.60    0.63    93     97
Windsor Place..................   540      551    0.57    0.58    88     98
                                 ----   ------   -----   -----   ---    ---
                                  534      554    0.60    0.62    92     97
Hollows........................   516      528    0.68    0.69    95     94
Haywood Pointe.................   560      565    0.66    0.67    98     94


                                                                                                     Average      Average
                                                   Date       Date                   Cost(1)          Cost       Unit Size
             Name                   Location       Built    Acquired    Units    (In Thousands)    Per Unit(1)   (Sq. Ft.)
             ----                   --------      -------   --------   -------   ---------------   -----------   ---------
TENNESSEE
The Landings...................  Memphis             1986      1994        292     $   11,831        $40,517         786
Cherry Creek...................  Nashville        1996/86      1994        407         24,247         59,575         902
Waterford Place................  Nashville           1994      1996        180         11,254         62,524       1,027
                                                                       -------     ----------        -------       -----
                                                                           587         35,501         60,479         940
TEXAS
Estate at Quarry Lake..........  Austin              1995      1996        302         18,286         60,509         894
Madison at the Arboretum.......  Austin              1995      1996        161         10,467         65,015         937
Madison at Stone Creek.........  Austin              1995      1995        390         23,905         61,294         862
Sedona Springs.................  Austin              1995      1996        396         27,714         69,985         950
                                                                       -------     ----------        -------       -----
                                                                         1,249         80,372         64,439         907
Madison at Cedar Springs.......  Dallas              1995      1995        380         24,423         64,271         898
Madison at Chase Oaks..........  Dallas              1995      1995        470         29,608         62,995         895
Madison on Melrose.............  Dallas              1995      1995        200         14,086         70,430         947
Madison on the Parkway.........  Dallas              1995      1995        376         24,981         66,439         904
Madison at Round Grove.........  Dallas              1995      1995        404         25,213         62,407         933
Riverhill......................  Dallas              1996      1997        334         21,877         65,501         890
Coventry at Cityview...........  Ft. Worth           1996      1997        360         22,278         61,882         978
Hidden Lakes...................  Ft. Worth           1996      1997        312         20,141         64,553         928
Wimberly.......................  Ft. Worth           1996      1997        372         26,689         71,746         921
                                                                       -------     ----------        -------       -----
                                                                         3,208        209,296         65,242         919
La Tour Fontaine...............  Houston             1994      1997        162         15,415         95,156       1,029
Palms of South Shore...........  Houston             1990      1997        240         12,310         51,293         795
Parc Royale....................  Houston             1994      1997        171         12,891         75,383         976
Ranchstone.....................  Houston             1996      1997        220         11,353         51,604         878
Richmond Townhomes.............  Houston             1995      1997        188         12,963         68,952         978
Trails at Briar Forest.........  Houston             1990      1997        476         22,485         47,238         897
                                                                       -------     ----------        -------       -----
                                                                         1,457         87,417         59,998         912
VIRGINIA
Champions Club.................  Richmond            1988      1994        212         10,486         49,463         776
Hickory Creek..................  Richmond            1984      1994        294         15,597         53,055         851
                                                                       -------     ----------        -------       -----
                                                                           506         26,083         51,549         820
      TOTALS...................                                         29,526     $1,496,109        $50,671         909

                                   Average December Rent(2)        Average
                                 -----------------------------    Occupancy
                                   Per Month      Per Sq. Ft.        (3)
                                 -------------   -------------   -----------
             Name                1996    1997    1996    1997    1996   1997
             ----                ----   ------   -----   -----   ----   ----
TENNESSEE
The Landings...................  $570     $595   $0.73   $0.76    94%    93%
Cherry Creek...................   716      757    0.79    0.84    91     97
Waterford Place................   758      789    0.74    0.77    96     95
                                 ----   ------   -----   -----   ---    ---
                                  729      767    0.78    0.82    93     95
TEXAS
Estate at Quarry Lake..........   852      877    0.95    0.98    85     96
Madison at the Arboretum.......   840      833    0.90    0.89    95     97
Madison at Stone Creek.........   789      773    0.92    0.90    89     95
Sedona Springs.................   888      918    0.93    0.97    88     95
                                 ----   ------   -----   -----   ---    ---
                                  842      852    0.93    0.94    88     95
Madison at Cedar Springs.......   870      911    0.97    1.01    97     98
Madison at Chase Oaks..........   816      814    0.91    0.91    91     93
Madison on Melrose.............   908      915    0.96    0.97    88     93
Madison on the Parkway.........   851      866    0.94    0.96    85     91
Madison at Round Grove.........   790      819    0.85    0.88    91     92
Riverhill......................    (4)     831      (4)   0.93    (4)    84
Coventry at Cityview...........    (4)     856      (4)   0.88    (4)    92
Hidden Lakes...................    (4)     831      (4)   0.90    (4)    85
Wimberly.......................    (4)     888      (4)   0.96    (4)    91
                                 ----   ------   -----   -----   ---    ---
                                  839      855    0.92    0.93    91     92
La Tour Fontaine...............    (4)   1,171      (4)   1.14    (4)    93
Palms of South Shore...........    (4)     752      (4)   0.95    (4)    97
Parc Royale....................    (4)   1,019      (4)   1.04    (4)    94
Ranchstone.....................    (4)     771      (4)   0.88    (4)    95
Richmond Townhomes.............    (4)     889      (4)   0.91    (4)    96
Trails at Briar Forest.........    (4)     712      (4)   0.79    (4)    95
                                 ----   ------   -----   -----   ---    ---
                                   (4)     837      (4)   0.92    (4)    96
VIRGINIA
Champions Club.................   656      685    0.85    0.88    93     96
Hickory Creek..................   664      701    0.78    0.82    95     97
                                 ----   ------   -----   -----   ---    ---
                                  661      694    0.81    0.85    94     96
      TOTALS...................  $670     $709   $0.74   $0.78    93%    94%

---------------

(1) Represents the total acquisition cost of the property plus the capitalized cost of the improvements made subsequent to acquisition.
(2) Represents the weighted average of rent charged for occupied units and rent asked for unoccupied units at month end.
(3) Represents average physical occupancy at each month end for the period held.
(4) Properties not owned during period indicated.
(5) These units consist of three locations, built and acquired at various times.
(6) 1996 amounts represent the 134 units delivered by December 31,1996.
(7) 1996 amounts represent the initial 300 units owned.

DEVELOPMENT COMMUNITIES

     At December 31, 1997, the Company had six communities under construction which will contain 2,408 units (of which 870 units have been delivered) and one community with 220 units under development. These communities will be completed at an expected total cost of $203.3 million. In addition, the Company owns land for 1,240 additional units to be built in subsequent phases of development communities in Greensboro, Nashville and Savannah. The communities under development offer features typical of very high end properties, including nine foot ceilings, high levels of trim and finish, garages and extensive amenities.

     The Company has engaged experienced apartment developers to provide development and construction management services to the Company on a project by project basis. These developers are not partners of the Company and have no interest in the real estate or improvements which are owned in fee simple by Merry Land. The developers' fees are computed as a share of the value of the completed projects, based on agreed upon formulas, less actual costs. Merry Land's employees supervise development activities with the assistance of architects and engineers as required. The Company owns all land and improvements, directly contracts for construction and bears essentially all risks of project development. While the Company has added several individuals to its acquisition and development department as a result of this program, it does not intend to establish a large, specialized development organization. The Company believes that this system of constructing new communities allows it the flexibility to simultaneously develop communities in multiple markets and to expand, reduce or terminate such activities as conditions warrant. Merry Land will manage these new communities during and after construction.

     The following table summarizes the Company's current developments and recently completed communities as of December 31, 1997. Estimated costs consists of land, direct construction costs and indirect costs, including projected fees to third party development managers and allocated overhead (dollars in thousands, except cost per unit):

                                                                                       Cost of
                                                                                        Units
                                                        Total      Total      Units    Placed
                                                      Estimated     Cost       in        in      Units    Estimated
Location                      Community       Units     Cost      to Date    Service   Service   Leased   Completion
--------                 -------------------  -----   ---------   --------   -------   -------   ------   ----------
Completed
Greensboro.............  Adams Farm(1)          200   $ 13,100    $ 13,062     200     $13,062    167       3Q1997
Under Construction
Atlanta................  River Sound            586   $ 42,000    $ 41,976     586     $41,976    366       1Q1998
Savannah...............  Long Point             308     22,900      22,289     284      21,383    221       1Q1998
Richmond...............  Wyndham                264     24,500      15,764      --          --      0       4Q1998
Greensboro.............  Bridford Lake          320     24,500       7,832      --          --      0         1998
Atlanta................  Satellite Place        424     34,000       7,721      --          --      0         1999
Richmond...............  Spring Oak             506     38,800       6,073      --          --      0         1999
                                              -----   --------    --------     ---     -------    ---
                                              2,408   $186,700    $101,655     870     $63,359    587
Under Development
Nashville..............  Cherry Creek III(1)    220   $ 16,600    $  3,682                                    1999

Future Development
Savannah...............  Long Point II(1)       352               $  1,128
Nashville..............  Bell Road I and II     688                  3,908
Greensboro.............  Bridford Lake II(1)    200                  1,328
                                              -----               --------
                                              1,240               $  6,364

---------------

(1) Adjoins an existing community owned by the Company.

     Acquisition of Communities under Development. The Company has also agreed to acquire the following communities to be built by unrelated third parties (dollars in thousands):

                                                                                Estimated   Estimated
Community                                                 Location      Units     Cost      Completion
---------                                               -------------   -----   ---------   ----------
Creekside Homes at Legacy.............................  Dallas, Texas    380     $31,200      2Q1998
Villages of Prairie Creek I...........................  Dallas, Texas    236      19,800      2Q1998
Villages of Prairie Creek II..........................  Dallas, Texas    200      19,500      1Q1999
                                                                         ---     -------
                                                                         816     $70,500

     The Company will acquire title to these communities upon completion of construction for an amount equal to the lesser of the budgeted cost or the seller's actual cost. The Company will pay the seller additional amounts upon the attainment of specified occupancy and net operating cash flow levels based on agreed upon formulas.

     The Company believes that there is more risk associated with development activities than with buying operating communities. Such risks include those associated with obtaining regulatory approvals and entitlements, timely completion of construction, cost control and marketing and lease up. Any one or more of these factors could cause adverse changes in the construction budgets referred to in the table. The Company believes that the potentially higher returns on development projects merit the assumption of this additional risk. The Company's present intent is to limit the total cost of development underway at any given time to no more than 10% of its total assets.

  Recent Events

     Acquisition of Communities from Trammell Crow Residential. On April 1, 1998, the Company closed the purchase of twelve communities containing 3,538 units from Trammell Crow Residential, a national apartment development and management company, and its affiliates. The purchase of a thirteenth property will close upon the completion of construction probably in the second quarter of 1998. For the total 3,994 units, the sellers will receive consideration of $248.0 million, including partnership units in Merry Land's newly created subsidiary DownREIT partnership, cash and the assumption of debt.

     Of the twelve communities acquired, three are located in Orlando, four in Tampa, three in Jacksonville and one each in Sarasota and Daytona. This high quality portfolio averages seven years of age, 941 square feet per unit and $714 monthly rent, and was 95% occupied as of March 31, 1998. These characteristics are very similar to those of Merry Land's existing Florida holdings. Merry Land has employed substantially all of the staff at communities and additional management personnel from Trammell Crow Residential. Merry Land has substantial infrastructure in place in Florida and expects to quickly integrate the new communities into its Orlando based Florida Management Area.

     The following is a detailed listing of the communities acquired.:

                                                                  YEAR               SQ. FT
                  COMMUNITY                        LOCATION       BUILT    UNITS    PER UNIT    AVG. RENT    OCCUP.
                  ---------                      -------------    -----    -----    --------    ---------    ------
Wood Forest..................................    Daytona Beach    1985       144       822       $  561        92%
Oaks at Baymeadows...........................    Jacksonville     1985       248       995          619        94
Oaks at Regency..............................    Jacksonville     1985       159       844          539        85
Oaks at Orange Park..........................    Jacksonville     1986       280       845          589        94
Vinings at Lake Buena Vista..................    Orlando          1988       400       927          674        99
Chicasaw Crossing............................    Orlando          1986       292       850          594        95
Vinings Club at Metrowest....................    Orlando          1997       411     1,182        1,001        93
Vinings at Lenox Place.......................    Orlando          1998       456     1,011          875        (1)
Beneva Place.................................    Sarasota         1986       192       882          680        99
Vinings Club at Boot Ranch...................    Tampa            1996       432       956          803        94
Vinings at Carrollwood Place.................    Tampa            1995       432       970          733        96
Forest Place.................................    Tampa            1985       244       813          554        96
Horizon Place................................    Tampa            1985       304       841          599        96
                                                                  ----     -----     -----       ------        --
Weighted Average or Total.....................................    1990     3,994       941       $  714        95%

---------------

(1) Under construction at March 31, 1998. Expected to close during the second quarter of 1998.

     The Company believes that this transaction is a significant step in its strategy to become recognized by renters throughout the South as the region's leading provider of high-quality apartment homes. With this transaction, Merry Land further enhances its leadership position in the Florida luxury apartment market with 14,256 high quality units in that state and with particularly strong concentrations in Orlando, Tampa and Jacksonville. The Company expects this transaction will help it to further capitalize on its significant marketing advantages and operating efficiencies in the state.

     The acquisition represents a 17% increase in the Company's total investment in apartments, and a 50% increase in its Florida holdings. Merry Land's Florida communities now represents 43% of the Company's total investment in apartments. The following table includes Merry Land's apartment holdings at April 1, 1998:

                                                                                               % OF
                                                                TOTAL          COST         TOTAL COST
                                                                -----          ----         ----------
Florida.....................................................    14,256    $  747,420,328       42.6%
Texas.......................................................     5,914       377,542,701       21.5
Georgia.....................................................     5,760       278,247,332       15.8
N. Carolina.................................................     4,423       198,739,385       11.3
S. Carolina.................................................     1,308        47,830,505        2.7
Tennessee...................................................       879        47,365,670        2.7
Virginia....................................................       596        35,103,440        2.0
Maryland....................................................       198        12,147,319        0.7
Alabama.....................................................       276        11,548,002        0.7
                                                                ------    --------------      -----
                                                                33,610    $1,755,944,682      100.0%

     To fund the acquisition Merry Land assumed $113.4 million of debt, including $96.7 million of tax exempt debt bearing interest at an average rate of approximately 5.0%. Merry Land also formed a subsidiary DownREIT partnership which issued operating partnership units with an aggregate value of $30.6 million to the sellers. An additional $5.4 million of units will be issued upon the closing of the thirteenth community. The units are redeemable for cash or, at the Company's option, for shares of Merry Land common stock on a one for one basis, beginning one year after closing. The Company will file a registration statement allowing the common stock exchanged for the units to be publicly traded. The balance of the purchase price was paid in cash.

Item 7 -- Financial Statements, Pro forma Financial Information and Exhibits

          (a) Financial Statements of Business to be Acquired

         FINANCIAL STATEMENTS OF MERRY LAND & INVESTMENT COMPANY, INC.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders of
Merry Land & Investment Company, Inc.

We have audited the accompanying consolidated balance sheets of Merry Land & Investment Company, Inc. (a Georgia corporation) as of December 31, 1997 and 1996 and the related consolidated statements of income, changes in stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Merry Land & Investment Company, Inc. as of December 31, 1997 and 1996 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

      /s/ ARTHUR ANDERSEN LLP
--------------------------------------
         Arthur Andersen LLP

Atlanta, Georgia
January 16, 1998

                     Merry Land & Investment Company, Inc.
                          CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                                   December 31,
                                                              -----------------------
                                                                 1997         1996
                                                              ----------   ----------
PROPERTIES AT COST
  Apartments................................................  $1,496,109   $1,175,427
  Apartments under development..............................      48,342       56,110
  Commercial rental property................................       5,363        6,874
  Land held for investment or future development............       4,090        4,090
  Operating equipment.......................................       3,676        1,817
                                                              ----------   ----------
                                                               1,557,580    1,244,318
  Less accumulated depreciation and depletion...............    (142,617)    (102,277)
                                                              ----------   ----------
                                                               1,414,963    1,142,041
CASH AND SECURITIES
  Cash and cash equivalents.................................         570       32,793
  Marketable securities.....................................       1,963       23,799
                                                              ----------   ----------
                                                                   2,533       56,592
OTHER ASSETS
  Notes receivable..........................................       1,412          726
  Other receivable..........................................         249        2,449
  Deferred loan costs.......................................       4,639        3,497
  Other.....................................................       4,085        2,941
                                                              ----------   ----------
                                                                  10,385        9,613
                                                              ----------   ----------
TOTAL ASSETS................................................  $1,427,881   $1,208,246
                                                              ==========   ==========
NOTES PAYABLE
  Mortgage loans............................................  $   70,282   $   27,546
  Senior notes..............................................     460,000      360,000
  Note payable -- credit line...............................      67,800           --
                                                              ----------   ----------
                                                                 598,082      387,546
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES
  Accrued interest..........................................       6,622        4,016
  Resident security deposits................................       1,597        1,669
  Accrued property taxes....................................      10,780        7,642
  Accrued employee compensation.............................       3,471        2,284
  Other.....................................................       9,997        6,317
                                                              ----------   ----------
                                                                  32,467       21,928
STOCKHOLDERS' EQUITY
Preferred stock, at $25 and $50 liquidation preference,
  20,000 shares authorized; 188 and 359 shares $1.75 Series
  A Cumulative Convertible..................................       4,692        8,970
  4,000 shares $2.205 Series B Cumulative Convertible.......     100,000      100,000
  4,599 shares, $2.15 Series C Cumulative Convertible.......     114,985      114,995
  1,000 shares, $4.145 Series D Cumulative Redeemable
     Preferred..............................................      50,000       50,000
Common stock, at $1 stated value, 100,000 shares authorized;
  39,177 and 37,784 shares issued...........................      39,177       37,784
  Capital surplus...........................................     525,744      498,907
  Cumulative undistributed net earnings.....................     (15,730)       2,064
  Notes receivable from stockholders and ESOP...............     (21,691)     (17,502)
  Unrealized gain on securities.............................         155        3,554
                                                              ----------   ----------
                                                                 797,332      798,772
                                                              ----------   ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY..................  $1,427,881   $1,208,246
                                                              ==========   ==========

   The accompanying notes are an integral part of these consolidated balance sheets.

                     Merry Land & Investment Company, Inc.
                       CONSOLIDATED STATEMENTS OF INCOME
                     (In thousands, except per share data)

                                                                  Years Ended December 31,
                                                              --------------------------------
                                                                1997        1996        1995
                                                              --------    --------    --------
INCOME
Rental income...............................................  $208,871    $176,620    $144,778
Mineral royalties...........................................     1,401         369         436
Mortgage interest...........................................        84          70          79
Other interest..............................................     1,794       2,206       5,435
Dividends...................................................       725       3,178       1,394
Other income................................................     5,086       6,177       4,476
                                                              --------    --------    --------
                                                               217,961     188,620     156,598
EXPENSES
Rental expense..............................................    56,023      48,350      42,180
Interest....................................................    25,900      22,527      15,646
Depreciation -- real estate.................................    42,464      34,490      26,265
Depreciation -- other.......................................       412         290         208
Amortization -- financing costs.............................       737         569         462
Taxes and insurance.........................................    23,712      19,737      16,347
General and administrative expense..........................     4,666       2,858       2,396
Other non-recurring expense.................................        --          --       1,370
                                                              --------    --------    --------
                                                               153,914     128,821     104,874
Income before net realized gains............................    64,047      59,799      51,724
Net realized gains..........................................     1,456       4,207       1,813
                                                              --------    --------    --------
NET INCOME..................................................    65,503      64,006      53,537
                                                              ========    ========    ========
Dividends to preferred shareholders.........................    23,257      19,843      18,129
                                                              --------    --------    --------
NET INCOME AVAILABLE FOR COMMON SHARES......................  $ 42,246    $ 44,163    $ 35,408
                                                              ========    ========    ========
Weighted average common shares
  Outstanding...............................................    38,461      35,919      33,368
  Diluted...................................................    38,928      36,676      33,418
EARNINGS PER COMMON SHARE
  Basic.....................................................  $   1.10    $   1.23    $   1.06
  Diluted...................................................  $   1.10    $   1.23    $   1.06
                                                              ========    ========    ========
CASH DIVIDENDS DECLARED PER COMMON SHARE....................  $   1.56    $   1.48    $   1.40

 The accompanying notes are an integral part of these consolidated statements.

                     Merry Land & Investment Company, Inc.
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                                 (In thousands)

                                    Preferred Stock      Common Stock                  Cumulative         Total
                                   -----------------   -----------------   Capital    Undistributed   Stockholders'
                                   Shares    Amount    Shares    Amount    Surplus    Net Earnings       Equity
                                   ------   --------   -------   -------   --------   -------------   -------------
BALANCE, DECEMBER 31, 1994.......   6,516   $162,908    30,744   $30,744   $368,086     $ 23,113        $584,851
1995 net income..................      --         --        --        --         --       53,537          53,537
Sale of preferred stock..........   4,600    115,000        --        --     (5,314)          --         109,686
Common stock issued in conversion
  of preferred stock.............  (1,849)   (46,225)    2,478     2,478     43,747           --              --
Employee purchase and sale of
  common stock...................      --         --       226       226      3,966           --           4,192
Increase in notes receivable from
  stockholders...................      --         --        --        --     (3,453)          --          (3,453)
Common stock dividends...........      --         --        --        --         --      (46,734)        (46,734)
Preferred stock dividends........      --         --        --        --         --      (18,129)        (18,129)
Dividend reinvestment and stock
  purchase plan..................      --         --       552       552     10,618           --          11,170
Common stock redeemed............      --         --      (124)     (124)    (2,576)          --          (2,700)
Sale of common stock to ESOP.....      --         --        --        --     (2,059)          --          (2,059)
Unrealized gain on securities....      --         --        --        --      5,498           --           5,498
                                   ------   --------   -------   -------   --------     --------        --------
BALANCE, DECEMBER 31, 1995.......   9,267   $231,683    33,876   $33,876   $418,513     $ 11,787        $695,859
1996 net income..................      --         --        --        --         --       64,006          64,006
Sale of common stock.............      --         --     2,773     2,773     53,259           --          56,032
Sale of preferred stock..........   1,000     50,000        --        --     (1,275)          --          48,725
Common stock issued in conversion
  of preferred stock.............    (308)    (7,718)      414       414      7,304           --              --
Employee purchase and sale of
  common stock...................      --         --        72        72      1,500           --           1,572
Increase in notes receivable from
  stockholders...................      --         --        --        --       (974)          --            (974)
Common stock dividends...........      --         --        --        --         --      (53,886)        (53,886)
Preferred stock dividends........      --         --        --        --         --      (19,843)        (19,843)
Dividend reinvestment and stock
  purchase plan..................      --         --       679       679     13,153           --          13,832
Common stock redeemed............      --         --       (30)      (30)      (645)          --            (675)
Sale of common stock to ESOP.....      --         --        --        --       (732)          --            (732)
Unrealized gain on securities....      --         --        --        --     (5,144)          --          (5,144)
                                   ------   --------   -------   -------   --------     --------        --------
BALANCE, DECEMBER 31, 1996.......   9,959   $273,965    37,784   $37,784   $484,959     $  2,064        $798,772
1997 net income..................      --         --        --        --         --       65,503          65,503
Common stock issued in conversion
  of preferred stock.............    (172)    (4,288)      231       231      4,057           --              --
Employee purchase and sale of
  common stock...................      --         --       378       378      7,425           --           7,803
Increase in notes receivable from
  stockholders...................      --         --        --        --     (5,262)          --          (5,262)
Common stock dividends...........      --         --        --        --         --      (60,040)        (60,040)
Preferred stock dividends........      --         --        --        --         --      (23,257)        (23,257)
Dividend reinvestment and stock
  purchase plan..................      --         --       784       784     15,354           --          16,138
Sale of common stock to ESOP.....      --         --        --        --      1,073           --           1,073
Unrealized gain on securities....      --         --        --        --     (3,398)          --          (3,398)
                                   ------   --------   -------   -------   --------     --------        --------
BALANCE, DECEMBER 31, 1997.......   9,787   $269,677    39,177   $39,177   $504,208     $(15,730)       $797,332

 The accompanying notes are an integral part of these consolidated statements.

                     Merry Land & Investment Company, Inc.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In thousands)

                                                                  Years Ended December 31,
                                                              ---------------------------------
                                                                1997        1996        1995
                                                              ---------   ---------   ---------
OPERATING ACTIVITIES:
  Rents and royalties received..............................  $ 210,608   $ 176,968   $ 145,232
  Interest received.........................................      2,005       2,345       4,887
  Dividends received........................................        725       3,921       1,394
  Rental expense............................................    (54,899)    (48,516)    (40,981)
  General and administrative expense........................     (4,408)     (2,637)     (2,257)
  Interest expense..........................................    (23,294)    (22,806)    (13,575)
  Property taxes and insurance expense......................    (21,054)    (16,644)    (12,461)
  Other.....................................................      1,241        (965)        (15)
                                                              ---------   ---------   ---------
    Net cash provided by operating activities:..............    110,925      91,666      82,224
INVESTING ACTIVITIES:
  Principal received on notes receivable....................       (687)         85         125
  Sale of securities and temporary investments..............     26,549      31,340     274,944
  Purchase of securities and temporary investments..........         --      (5,408)   (284,189)
  Sale of real property.....................................     21,710      14,904         156
  Purchase of real property.................................   (260,213)   (139,066)   (198,339)
  Development of real property..............................    (58,711)    (63,081)    (12,813)
  Improvements to real property.............................    (17,206)    (13,111)    (15,182)
  Nonrecurring expenditures.................................         --          --      (1,546)
  Other.....................................................     (1,582)         33      (2,475)
                                                              ---------   ---------   ---------
    Net cash used in investing activities...................   (290,140)   (174,304)   (239,319)
FINANCING ACTIVITIES:
  Issuance of senior unsecured notes........................    100,000          --     240,000
  Net borrowings (repayments) -- bank debt..................     67,800          --     (57,600)
  Net borrowings (repayments) -- repurchase agreements......         --          --     (17,375)
  Assumption of mortgage loans..............................     42,979      27,546       7,041
  Repayments of mortgage loans..............................       (243)         --     (23,832)
  Cash dividends paid -- common.............................    (60,040)    (53,886)    (46,739)
  Cash dividends paid -- preferred..........................    (23,257)    (19,843)    (18,129)
  Sale of common stock -- public offerings..................         --      56,032          --
  Sale of common stock -- reinvested dividends and stock
    purchase plan...........................................     16,138      13,832      11,170
  Sale of common stock -- employees.........................      2,542       3,266         977
  Sale of preferred stock (net of conversions) -- public
    offering................................................         --      48,725     109,686
  Common stock retired......................................         --      (3,343)     (2,938)
  Net (borrowings) repayments -- ESOP.......................      1,073        (732)     (2,050)
                                                              ---------   ---------   ---------
    Net cash provided by financing activities...............    146,992      71,597     200,211
NET INCREASE (DECREASE) IN CASH.............................    (32,223)    (11,041)     43,116
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD............     32,793      43,834         718
                                                              ---------   ---------   ---------
CASH AND CASH EQUIVALENTS AT END OF PERIOD..................  $     570   $  32,793   $  43,834
                                                              =========   =========   =========
       Reconciliation of Net Income to Cash Flows from Operating Activities
Net income..................................................  $  65,503   $  64,006   $  53,537
Adjustments to reconcile net income to net cash provided by
  operating activities:
Depreciation and amortization...............................     43,613      35,349      26,935
(Increase) decrease in interest and accounts receivable.....         69      (1,572)       (586)
(Increase) decrease in other assets.........................     (2,604)       (865)     (2,012)
Increase (decrease) in accounts payable and accrued
  interest..................................................      4,727      (1,853)      6,163
Gain on the sale of marketable securities...................       (996)     (2,679)     (1,673)
Gain on the sale of real estate.............................       (460)     (1,528)       (140)
ESOP contributions..........................................      1,073         808          --
                                                              ---------   ---------   ---------
Net cash provided by operating activities...................  $ 110,925   $  91,666   $  82,224
                                                              =========   =========   =========

 The accompanying notes are an integral part of these consolidated statements.

                     MERRY LAND & INVESTMENT COMPANY, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of Business

     Merry Land & Investment Company, Inc. is an apartment operating company, which acquires, builds and operates upscale apartment communities throughout the Southern United States. The Company is taxed as a real estate investment trust
(REIT).

2. Summary of Significant Accounting Policies

  Recognition of Income
     The Company leases its apartment properties generally for terms of one year or less. Rental income is recognized when collected.

  Depreciation and Amortization
     Depreciation of buildings and equipment is computed on the straight-line method for financial reporting purposes using the following estimated useful lives:

Apartments..................................................  40-50  years
Land improvements...........................................  50     years
Commercial rental buildings.................................  40-50  years
Furniture, fixtures, equipment and carpet...................  5-15   years
Operating equipment.........................................  3-5    years

     Straight-line and accelerated methods are used for income tax reporting purposes. Betterments, renewals and extraordinary repairs that extend the lives of assets are capitalized; other repairs and maintenance are expensed. In 1996, the Company adopted Statement of Financial Accounting Standard ("SFAS") No. 121. The adoption had no effect on the financial statements.

  Income Taxes
     As a real estate investment trust, the Company does not pay income taxes on its distributed income. It does pay income taxes on that income which is not distributed, and it may be subject to excise taxes on income distributed after certain dates. See Note 5 for a further discussion of income taxes.

  Earnings Per Share and Share Information
     In 1997, the Company adopted SFAS 128, "Earnings Per Share." In accordance with this standard, basic earnings per share is computed on the basis of the weighted average number of shares outstanding during the year. Diluted earnings per share is computed giving effect to dilutive stock options and dilutive preferred stock (Series A) with an applicable reduction in preferred dividends.

  Principles of Consolidation
     The consolidated financial statements include the accounts of the Company and its wholly-owned corporations and limited partnerships. Any significant intercompany transactions and accounts have been eliminated in consolidation.

  Use of Estimates
     The preparation of these financial statements required the use of certain estimates by management in determining the Company's assets, liabilities, revenue and expenses. Actual results may differ from these estimates.

  Cash and Cash Equivalents
     For purposes of the statements of cash flows, all investments purchased with an original maturity of three months or less are considered to be cash equivalents.

                     MERRY LAND & INVESTMENT COMPANY, INC.
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Recent Accounting Pronouncements
     In June 1997, SFAS No. 130, "Reporting Comprehensive Income," was issued, effective for years beginning after December 15, 1997. This statement establishes standards for reporting and display of comprehensive income and its components in a full set of general purpose financial statements. Based on current accounting standards, this new accounting statement is not expected to have a material impact on the Company's consolidated financial statements. The Company will adopt this accounting standard in 1998.

     Also in June 1997, SFAS No. 131, "Disclosure about Segments of an Enterprise and Related Information," was issued, effective for years beginning after December 15, 1997. This statement requires companies to identify segments consistent with the manner in which management makes decisions about allocating resources to segments and measuring their performance. Disclosures for the newly identified segments are similar to those required under current standards, with the addition of certain quarterly disclosure requirements. It also establishes standards for related disclosures about products and services, geographic areas and major customers. The Company will adopt this accounting standard in 1998.

  Development Activities
     The cost of developed properties includes interest, property taxes, insurance and allocated development overhead incurred during the construction period. Interest of $5.3 million and $3.2 million was capitalized during 1997 and 1996, respectively.

3. Marketable Securities

     The cost and market value of securities by major classification at December 31 were as follows:

                                       1997                1996                 1995
                                  ---------------    -----------------    -----------------
                                   Cost    Market     Cost     Market      Cost     Market
                                  ------   ------    -------   -------    -------   -------
Common stocks...................  $1,808   $1,963    $18,339   $21,361    $37,864   $46,018
Corporate debentures............      --       --      1,906     2,438      1,906     2,450
                                  ------   ------    -------   -------    -------   -------
                                  $1,808   $1,963    $20,245   $23,799    $39,770   $48,468
                                  ======   ======    =======   =======    =======   =======

     On January 1, 1994, the Company adopted SFAS No. 115 and began classifying its marketable securities as available for sale and reporting them at market value with unrealized gains and losses reported as a separate component of shareholders' equity. Changes in net unrealized gains are recorded as adjustments to this account and not as credits or charges to earnings.

                     MERRY LAND & INVESTMENT COMPANY, INC.
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

4. Borrowings

     Borrowings outstanding at December 31, 1997 and 1996 were as follows (in thousands):

                                                                1997        1996
                                                              --------    --------
9.760% mortgage notes(a)....................................  $ 12,642    $ 12,720
7.750% mortgage note(b).....................................     9,600       9,600
7.625% mortgage note(c).....................................     5,147       5,226
7.210% mortgage note(d).....................................     9,423          --
7.125% mortgage note(e).....................................    14,713          --
7.570% mortgage note(f).....................................     9,828          --
8.250% mortgage note(g).....................................     8,929          --
6.625% senior unsecured notes(h)............................   120,000     120,000
7.250% senior unsecured notes(i)............................    40,000      40,000
6.875% senior unsecured notes(j)............................    40,000      40,000
6.875% senior unsecured notes(k)............................    40,000      40,000
7.250% senior unsecured notes(l)............................   120,000     120,000
6.690% senior unsecured notes(m)............................    50,000          --
6.900% senior unsecured notes(n)............................    50,000          --
Advance under unsecured line of credit(o)...................    67,800          --
                                                              --------    --------
                                                              $598,082    $387,546
                                                              ========    ========

---------------

(a) $10.6 million and $2.0 million, 9.760% mortgage notes, principal and interest payable monthly, maturity 2001.
(b)  7.750% mortgage note, interest payable monthly, maturity 2002.
(c)  7.625% mortgage note, principal and interest payable monthly, maturity
     2005.
(d)  7.210% mortgage note, principal and interest payable monthly, maturity
     2001.
(e) $0.8 million and $8.0 million and $5.9 million, 7.125% mortgage notes, principal and interest payable monthly, maturity 2006.
(f)  7.570% mortgage note, principal and interest payable monthly, maturity
     2001.
(g)  8.250% mortgage note, principal and interest payable monthly, maturity
     2001.
(h) 6.625% notes, interest payable semi-annually, principal installments of $40.0 million each due 1999, 2000, and 2001.
(i)  7.250% notes, interest payable semi-annually, maturity 2002.
(j)  6.875% notes, interest payable semi-annually, maturity 2003.
(k)  6.875% notes, interest payable semi-annually, maturity 2004.
(l)  7.250% notes, interest payable semi-annually, maturity 2005.
(m)  6.690% notes, principal and interest payable semi-annually, maturity 2006.
(n) 6.900% notes, principal and interest payable semi-annually, maturity August, 2007.
(o) $200 million line of credit bearing interest equal to floating LIBOR plus 0.60%, maturity September, 2000.

                     MERRY LAND & INVESTMENT COMPANY, INC.
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company estimates that the aggregate fair value of borrowings approximates their carrying value at December 31, 1997. Maturities of borrowings at December 31, 1997 were as follows (in thousands):

                                                                Loan
                                                               Amount
                                                              --------
1998........................................................  $ 68,511
1999........................................................    40,768
2000........................................................    40,829
2001........................................................    80,038
2002........................................................    54,700
2003........................................................    40,364
2004........................................................    40,391
2005........................................................   120,419
2006........................................................    62,062
2007........................................................    50,000
                                                              --------
                                                              $598,082
                                                              ========

5. Income Taxes

     As discussed in Note 1, the Company has elected to be taxed as a REIT. The Internal Revenue Code provides that a REIT, which in any taxable year meets certain requirements and distributes to its stockholders at least 95% of its ordinary taxable income, will not be subject to federal income taxation on taxable income which is distributed. The Company distributed the required amounts of income for the periods reported. Accordingly, no provision for income taxes is required.

     The Company's taxable income differs from its income reported in the accompanying financial statements because of the difference in the timing of recognition of certain items of income and expense for tax purposes. A reconciliation of tax and book income follows:

                                                             1997      1996      1995
                                                            -------   -------   -------
Net income................................................  $65,503   $64,006   $53,537
Excess of tax over accounting depreciation................   (5,725)   (5,451)   (6,944)
Other.....................................................    2,572       (85)    2,423
                                                            -------   -------   -------
Estimated taxable income..................................  $62,350   $58,470   $49,016
                                                            =======   =======   =======

6. Incentive Stock Option Plan

     Under the Company's incentive stock option plan, at December 31, 1997, there were 1,727,800 shares available for grant and 619,100 exercisable options outstanding. Options granted under the plan expire ten years from date of grant and may not be exercised at a rate greater than 20% per year. Shares under option which subsequently expire or are canceled are available for subsequent grant. The option price is equal to the market price of the shares on the date of the option grants.

                     MERRY LAND & INVESTMENT COMPANY, INC.
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Options outstanding for the years ended December 31, 1997, 1996, and 1995 are as follows:

Balance, December 31, 1995..................................    510,000
  Issued (at $20.88 per share)..............................    790,000
  Exercised (weighted average $18.58 per share).............    (50,300)
  Canceled (weighted average $19.98 per share)..............    (66,000)
                                                              ---------
Balance, December 31, 1996..................................  1,183,700
  Issued (weighted average $21.03 per share)................    577,500
  Exercised (weighted average $20.51 per share).............   (220,700)
  Canceled (weighted average $20.66 per share)..............    (75,300)
                                                              ---------
Balance, December 31, 1997 (weighted average $20.31 per
  share)....................................................  1,465,200

     The following table summarizes information about stock options outstanding at December 31, 1997:

                                                                      Number
                    Number                                          Exercisable
       Award      Outstanding      Remaining                            at
        Date      at 12/31/97   Contractual Life   Exercise Price    12/31/97
     ----------   -----------   ----------------   --------------   -----------
       3/16/92        14,000        4.3 yrs.           $ 8.25          14,000
       7/12/93        54,000        5.6 yrs.            16.63          54,000
        9/1/93        25,000        5.8 yrs.            18.75          25,000
       1/18/94        45,000        6.1 yrs.            20.88          36,000
       8/18/94       206,700        6.7 yrs.            19.00         160,700
       11/3/94        20,000        6.9 yrs.            17.88          16,000
       4/15/96       541,500        8.3 yrs.            20.88         212,400
       1/17/97       211,000        9.0 yrs.            21.50          37,000
       4/28/97       243,000        9.3 yrs.            20.50          47,000
       5/12/97        50,000        9.4 yrs.            21.13          10,000
       5/19/97        10,000        9.4 yrs.            20.88           2,000
       5/20/97        25,000        9.4 yrs.            21.00           5,000
       7/28/97         7,500        9.6 yrs.            21.88               0
      10/27/97        12,500        9.8 yrs.            21.94               0
                   ---------                                          -------
                   1,465,200                                          619,100

     During 1997, 1996 and 1995, the Company loaned officers and employees $10.5 million, $3.3 million and $4.4 million respectively, to purchase shares of the Company's common stock. The loans are secured by the shares purchased, carry a 0% interest rate, and are due upon demand. The Company requires that at least 60% of dividends paid on these shares be used to repay the indebtedness. $5.2 million, $2.3 million and $0.9 million were repaid in 1997, 1996 and 1995. At December 31, 1997, the balance of officer and employee loans was $19 million.

     The Company accounts for its stock-based compensation plans under APB No. 25, under which no compensation expense has been recognized, since all options have been granted with an exercise price equal to the fair value of the Company's stock on the date of grant. The Company adopted SFAS No. 123 in 1996 for disclosure purposes and estimated the fair value of each option grant during 1997 and 1996 as of the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions: risk-free interest rate of 6.6%, expected life of seven years, dividend yield of 7.4%, and expected volatility of 25%. Using these assumptions, the fair value of the stock options granted in 1997 and 1996 is $1.5 million and $2.0 million respectively which would be amortized as compensation expense over the vesting period of the options. Options generally vest equally over five years. Had compensation expense for the plans been recorded in

                     MERRY LAND & INVESTMENT COMPANY, INC.
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

accordance with SFAS 123, the Company's net income available for common shareholders and earnings per share would have been reduced to the pro forma amounts indicated below:

                                                               1997      1996
                                                              -------   -------
Net Income:
  As reported...............................................  $42,246   $44,163
  Pro Forma.................................................  $41,601   $43,865

Earnings per Share:
  As reported (basic and diluted)...........................     1.10      1.23
  Pro Forma (basic and diluted).............................  $  1.08   $  1.22

Basic and diluted earnings per share are computed as follows:

                                                             1997          1996          1995
                                                          -----------   -----------   -----------
BASIC:
  Net income............................................  $65,503,469   $64,006,073   $53,537,199
  Preferred dividend requirement........................   23,257,662    19,842,834    18,129,144
                                                          -----------   -----------   -----------
  Net income available for common.......................  $42,245,807   $44,163,239   $35,408,055
                                                          ===========   ===========   ===========
  Average common shares outstanding.....................   38,460,687    35,918,565    33,367,527
  Basic earnings per share..............................  $      1.10   $      1.23   $      1.06
                                                          ===========   ===========   ===========
DILUTED:
  Net income............................................  $65,503,469   $64,006,073   $53,537,199
  Preferred dividend requirement........................   22,779,499    18,944,799    18,129,144
                                                          -----------   -----------   -----------
  Net income available for common.......................  $42,723,970   $45,061,274   $35,408,055
                                                          ===========   ===========   ===========
  Dilutive convertible preferred shares.................      366,136       687,638             0
  Dilutive stock options................................      101,300        70,100        50,200
  Average common shares outstanding.....................   38,460,687    35,918,565    33,367,527
                                                          -----------   -----------   -----------
  Average diluted common shares outstanding.............   38,928,123    36,676,303    33,417,727
                                                          ===========   ===========   ===========
  Diluted earnings per share............................  $      1.10   $      1.23   $      1.06
                                                          ===========   ===========   ===========

7. Employee Stock Ownership Plan

     The Company maintains an Employee Stock Ownership Plan under which the Company makes annual contributions to a trust for the benefit of eligible employees in the form of either cash or common shares of the Company. The amount of the annual contribution is discretionary. The Company contributed $0.9 million, $1.1 million and $0.8 million in 1997, 1996 and 1995. In 1996, the Company loaned the ESOP $1.5 million to buy 75,000 shares of the Company's common stock. At December 31, 1997, the balance of this note and a previous note was $2.4 million. Both notes bear an interest rate equal to the thirty-day LIBOR rate plus 65 basis points. The notes are due December 31, 2002 and December 31, 2003.

8. Preferred Stock

     On December 5, 1996, the Company in a public offering issued 1.0 million shares of Series D Redeemable Preferred Stock for net proceeds of $48.7 million. On March 8, 1995, the Company issued 4.6 million shares of Series C Cumulative Convertible Preferred Stock in a public offering for net proceeds of $109.8 million. In 1994, the Company sold 4.0 million shares of Series B Cumulative Convertible Preferred Stock for net proceeds of $96.7 million to a small group of institutional investors. The Company has granted registration rights to the holders of the Series B and Series D shares. In 1993, the Company sold to the public 4.6 million shares of Series A Cumulative Convertible Preferred Stock for net proceeds of $109.2 million.

                     MERRY LAND & INVESTMENT COMPANY, INC.
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

During 1997, Series A Cumulative Convertible Preferred shareholders converted 170 thousand shares to 230 thousand shares of the Company's common stock and at December 31, 1997, 4.4 million shares of Series A had been converted to 5.9 million shares of common stock leaving 0.2 million shares outstanding. Preferred stock at December 31, 1997 was as follows:

                        Preferred A      Preferred B       Preferred C         Preferred D
                       -------------   ----------------   --------------    -----------------
Price per share......         $25.00             $25.00           $25.00               $50.00
Shares issued........      4,600,000          4,000,000        4,600,000            1,000,000
Shares outstanding...        187,666          4,000,000        4,599,400            1,000,000
Dividend per share...          $1.75             $2.205            $2.15(a)            $4.145
Call date............  June 30, 1998   October 31, 1999   March 31, 2000    December 10, 2026
Conversion price.....         $18.65             $21.04           $22.00                   --(b)

---------------

(a) The Series C Preferred Stock contains a "ratchet" provision which provides that the preferred dividend rate shall be increased if necessary so that it will always be the greater of $2.15 per share or the dividends payable on the number of shares of common stock into which the Series C Preferred Stock is convertible.
(b) The Series D Preferred Stock is not convertible into any other securities of the Company.

9. Dividends

     In 1997, the Company paid dividends per share as follows:

                                     Common   Preferred A   Preferred B   Preferred C   Preferred D
                                     ------   -----------   -----------   -----------   -----------
March 31...........................  $ .39      $ .4375      $ .55125       $ .5375      $1.03625
June 30............................    .39        .4375        .55125         .5375       1.03625
September 29.......................    .39        .4375        .55125         .5375       1.03625
December 29........................    .39        .4375        .55125         .5375       1.03625
                                     -----      -------      --------       -------      --------
Total..............................  $1.56      $1.7500      $2.20500       $2.1500      $4.14500

     The ordinary, long-term capital gains and return of capital distributions for 1997 were as follows:

                                   Common     Preferred A   Preferred B   Preferred C    Preferred D
                                  Dividends    Dividends     Dividends     Dividends      Dividends
                                  ---------   -----------   -----------   ------------   ------------
Ordinary........................    56.44%       84.88%        84.88%         84.88%         84.88%
Return of Capital...............    33.50            0             0              0              0
Long-term capital gain..........    10.06        15.12         15.12          15.12          15.12
                                   ------       ------        ------         ------         ------
                                   100.00%      100.00%       100.00%        100.00%        100.00%

     On January 19, 1998, the Company declared a $.41 per common share, $.4375 per Preferred A share, $.55125 per Preferred B share, $.5375 per Preferred C share and $1.03625 per Preferred D per share dividend payable on March 31, 1998.

     The Company's dividend reinvestment plan allows any shareholder to elect to use all or a portion of cash dividends paid to acquire additional shares of the Company's common stock at a price equal to 95% of the higher of: (a) the average of the high and low sales prices of the Company's common stock on the dividend payment date, or (b) the average of the daily high and low sales prices for the ten trading days prior to the dividend payment date. During 1997, 550,876 shares were issued at a total value of $11.5 million.

     In December 1993, the Company established a Stock Purchase Plan which provides holders of the Company's common stock and preferred stock with a method of purchasing additional common stock of the Company through optional cash payments without fees and at a 5% discount. Optional cash payments are subject to the limitation that the number of shares of common stock which can be purchased cannot exceed the number of shares of common and preferred stock owned by the shareholder. During 1997, 233,031 shares were issued for a total value of $4.9 million.

Schedule XI -- Real Estate and Accumulated Depreciation for the Year Ending December 31, 1997:

                                                                             COST CAPITALIZED            GROSS AMOUNT AT WHICHGROS
                                            INITIAL COST TO COMPANY      SUBSEQUENT TO ACQUISITION   CARRIED AT DECEMBER 31, 1CARR
                                         -----------------------------   -------------------------   -----------------------------
                                ENCUM-                   BUILDINGS &                     CARRYING                    BUILDINGS &
RESIDENTIAL                    BRANCES       LAND        IMPROVEMENTS    IMPROVEMENTS      COST          LAND        IMPROVEMENTS
-----------                    --------  ------------   --------------   ------------   ----------   ------------   --------------
Adams Farm...................            $  1,500,000   $   12,712,085   $ 14,334,143                $  1,500,000   $   27,046,228
Audubon Village..............               3,576,000       15,671,192      1,127,193                   3,576,000       16,798,385
Augustine Club...............               1,110,000        6,330,825      1,027,057                   1,110,000        7,357,882
Auvers Village...............               3,840,000       17,219,224      1,831,230                   3,840,000       19,050,454
Beach Club...................               2,080,000        9,957,175        384,122                   2,080,000       10,341,297
Belmont Crossing.............               1,580,000       10,983,800        971,654                   1,580,000       11,955,454
Belmont Landing..............               2,120,000       13,195,900      1,418,343                   2,120,000       14,614,243
Berkshire Place..............                 805,550        7,166,331      1,051,951                     805,550        8,218,282
Bermuda Cove.................               1,503,000       13,553,192        919,341                   1,503,000       14,472,533
Bishop Park..................               2,592,000       13,375,363      1,158,803                   2,592,000       14,534,166
Broadway.....................                  65,000          259,675      1,567,939                      65,000        1,827,614
Champions Club...............                 954,000        9,083,755        448,371                     954,000        9,532,126
Champions Park...............               1,134,000       10,158,363        569,070                   1,134,000       10,727,433
Chatelaine Park..............               1,818,000       21,740,650        150,043                   1,818,000       21,890,693
Chatham Wood.................                 700,000        5,620,292      1,105,789                     700,000        6,726,081
Cherry Creek.................                 635,000        2,901,168     20,711,036                     635,000       23,612,204
Claire Pointe................               2,048,000        9,710,500      2,080,518                   2,048,000       11,791,018
Clary's Crossing.............                 891,000       10,883,905        362,725                     891,000       11,246,630
Colony Place.................               1,500,000       16,142,858        826,636                   1,500,000       16,969,494
Conway Station...............               1,936,000        7,939,000      1,541,663                   1,936,000        9,480,663
Copper Terrace...............               1,200,000        9,985,256        997,101                   1,200,000       10,982,357
Country Club Place...........                 912,000        7,717,525        490,213                     912,000        8,207,738
Coventry at City View........               2,160,000       19,980,440        137,073                   2,160,000       20,117,513
Cypress Cove.................               1,630,000       12,880,863      1,734,707                   1,630,000       14,615,570
Deerbrook....................               1,008,000        5,133,133      1,000,503                   1,008,000        6,133,636
Duraleigh Woods..............               1,629,000       15,936,411        987,441                   1,629,000       16,923,852
English Hills................               1,260,000        8,584,736        696,681                   1,260,000        9,281,417
Essex Place..................                 888,000        4,241,225        228,921                     888,000        4,470,146
Estates on Quarry Lake.......    (e)        1,963,000       16,037,341        285,468                   1,963,000       16,322,809
Falls........................               1,440,000        6,210,000        940,447                   1,440,000        7,150,447
Greentree....................                 325,000        6,001,731      1,065,060                     325,000        7,066,791
Gwinnett Crossing............               2,632,000       16,839,075      1,433,842                   2,632,000       18,272,917
Hammocks at Long Point.......                 258,277       21,126,910              0                     258,277       21,126,910
Harvest Grove................                 752,000        9,759,351      1,068,936                     752,000       10,828,287
Haywood Pointe...............                 480,000        5,917,041        672,998                     480,000        6,590,039
Hickory Creek................               1,323,000       12,864,616      1,410,628                   1,323,000       14,275,244
Hidden Lakes.................               1,872,000       18,134,684        133,848                   1,872,000       18,268,532
Hollows......................                 450,000        5,256,127        833,452                     450,000        6,089,579
Hunt Club....................                 990,000        9,016,445        894,165                     990,000        9,910,610
Huntington...................                 485,100        4,371,125        478,590                     485,100        4,849,715
Indigo Plantation............               1,520,000        9,414,575        680,577                   1,520,000       10,095,152
Kimmerly Glen................            $  1,040,000   $    8,071,809   $    526,330                $  1,040,000   $    8,598,139
La Tour Fontaine.............    (g)        2,916,000       12,418,026         81,250                   2,916,000       12,499,276
Lake Point...................               1,058,975        8,096,736      1,583,233                   1,058,975        9,679,969

                                       GROSS AMOUNT AT WHICH
                                       CARRIED AT DECEMBER 31, 1997
                                       ---------------------   ACCUMULATED
                                        &         TOTAL        DEPRECIATION     DATE OF        DATE     DEPRECIABLE
RESIDENTIAL                            NTS         (A)             (A)        CONSTRUCTION   ACQUIRED      LIFE
-----------                            ----   --------------   ------------   ------------   --------   -----------
Adams Farm...................                 $   28,546,228   $  2,105,408        1987         1994     5-50 yr.
Audubon Village..............                     20,374,385      2,567,866        1990         1993     5-50 yr.
Augustine Club...............                      8,467,882      1,192,864        1988         1993     5-50 yr.
Auvers Village...............                     22,890,454      2,945,724        1991         1993     5-50 yr.
Beach Club...................                     12,421,297      1,073,315        1990         1995     5-50 yr.
Belmont Crossing.............                     13,535,454      1,802,704        1988         1993     5-50 yr.
Belmont Landing..............                     16,734,243      2,157,767        1988         1993     5-50 yr.
Berkshire Place..............                      9,023,832      2,270,885        1982         1990     5-50 yr.
Bermuda Cove.................                     15,975,533      1,419,457        1989         1994     5-50 yr.
Bishop Park..................                     17,126,166      2,061,461        1991         1993     5-50 yr.
Broadway.....................                      1,892,614        576,333        1918(b)      1983     5-50 yr.
Champions Club...............                     10,486,126        907,966        1988         1994     5-50 yr.
Champions Park...............                     11,861,433      1,017,354        1987         1994     5-50 yr.
Chatelaine Park..............                     23,708,693        212,144        1996         1997     5-50 yr.
Chatham Wood.................                      7,426,081      2,048,209        1986         1990     5-50 yr.
Cherry Creek.................                     24,247,204      1,130,975        1986         1994     5-50 yr.
Claire Pointe................                     13,839,018      1,497,947        1986         1993     5-50 yr.
Clary's Crossing.............                     12,137,630      1,048,827        1984         1994     5-50 yr.
Colony Place.................                     18,469,494      2,388,834        1991         1993     5-50 yr.
Conway Station...............                     11,416,663      1,249,086        1987         1993     5-50 yr.
Copper Terrace...............                     12,182,357      1,970,553        1989         1992     5-50 yr.
Country Club Place...........                      9,119,738        351,970        1987         1996     5-50 yr.
Coventry at City View........                     22,277,513        327,271        1996         1997     5-50 yr.
Cypress Cove.................                     16,245,570      2,254,648        1990         1993     5-50 yr.
Deerbrook....................                      7,141,636      1,018,817        1983         1993     5-50 yr.
Duraleigh Woods..............                     18,552,852      1,650,774        1987         1994     5-50 yr.
English Hills................                     10,541,417        947,313        1984         1994     5-50 yr.
Essex Place..................                      5,358,146        293,958        1989         1996     5-50 yr.
Estates on Quarry Lake.......                     18,285,809        773,253        1995         1996     5-50 yr.
Falls........................                      8,590,447      1,074,647        1985         1993     5-50 yr.
Greentree....................                      7,391,791      2,077,609        1983         1986     5-50 yr.
Gwinnett Crossing............                     20,904,917      2,635,148        1990         1992     5-50 yr.
Hammocks at Long Point.......                     21,385,187        258,814        1990         1992     5-50 yr.
Harvest Grove................                     11,580,287      1,885,051        1986         1992     5-50 yr.
Haywood Pointe...............                      7,070,039      1,464,170        1985         1991     5-50 yr.
Hickory Creek................                     15,598,244      1,418,863        1984         1994     5-50 yr.
Hidden Lakes.................                     20,140,532        177,901        1996         1997     5-50 yr.
Hollows......................                      6,539,579      1,467,167        1987         1991     5-50 yr.
Hunt Club....................                     10,900,610      1,748,398        1990         1992     5-50 yr.
Huntington...................                      5,334,815        846,763        1986         1992     5-50 yr.
Indigo Plantation............                     11,615,152      1,204,856        1989         1994     5-50 yr.
Kimmerly Glen................                 $    9,638,139   $    876,504        1986         1995     5-50 yr.
La Tour Fontaine.............                     15,415,276                       1994         1997     5-50 yr.
Lake Point...................                     10,738,944      2,105,636        1984         1989(c)  5-50 yr.

                                                                             COST CAPITALIZED            GROSS AMOUNT AT WHICH
                                            INITIAL COST TO COMPANY      SUBSEQUENT TO ACQUISITION   CARRIED AT DECEMBER 31, 1997
                                         -----------------------------   -------------------------   -----------------------------
                                ENCUM-                   BUILDINGS &                     CARRYING                    BUILDINGS &
RESIDENTIAL                    BRANCES       LAND        IMPROVEMENTS    IMPROVEMENTS      COST          LAND        IMPROVEMENTS
-----------                    --------  ------------   --------------   ------------   ----------   ------------   --------------
Lakeridge....................               2,100,000        9,600,000        408,950                   2,100,000       10,008,950
Landings.....................               1,314,000        9,978,363        538,603                   1,314,000       10,516,966
Laurel Gardens...............               4,800,000       20,742,850        936,471                   4,800,000       21,679,321
Lexington Glen...............               5,760,000       24,320,449      1,729,762                   5,760,000       26,050,211
Lexington Park...............               2,016,000        8,518,000        846,151                   2,016,000        9,364,151
Lofton Place.................               2,240,000       11,960,000        980,063                   2,240,000       12,940,063
Madison at Cedar Springs.....               2,470,000       21,562,604        390,469                   2,470,000       21,953,073
Madison at Chase Oaks........               3,055,000       25,957,233        595,430                   3,055,000       26,552,663
Madison at Melrose...........               1,300,000       12,613,527        172,478                   1,300,000       12,786,005
Madison at River Sound.......                 838,529        7,369,277     33,776,110                     838,529       41,145,387
Madison at Round Grove.......               2,626,000       22,060,707        525,830                   2,626,000       22,586,537
Madison at Stone Creek.......               2,535,000       20,986,021        383,551                   2,535,000       21,369,572
Madison at the Arboretum.....               1,046,500        9,054,154        366,784                   1,046,500        9,420,938
Madison on the Parkway.......               2,444,000       22,020,109        516,804                   2,444,000       22,536,913
Magnolia Villa...............                 351,001        4,159,438      1,198,887                     351,001        5,358,325
Mariner Club.................    (f)        1,824,000       16,227,875        430,803                   1,824,000       16,658,678
Marsh Cove...................                 329,786        6,649,280      1,124,748                     329,786        7,774,028
Mission Bay..................               2,432,000       14,107,966        803,187                   2,432,000       14,911,153
Misty Woods..................                 720,000        7,959,871      2,935,193                     720,000       10,895,064
The Oaks.....................               2,196,744       18,053,471        162,921                   2,196,744       18,216,392
Parc Royale..................    (h)        2,223,000       10,598,821         68,750                   2,223,000       10,667,571
Palms at South Shore.........               1,200,000       11,010,416         99,977                   1,200,000       11,110,393
Plantations at Killearn......    (d)          828,000        6,563,020        294,134                     828,000        6,857,154
The Point....................               1,700,000       19,600,290        228,253                   1,700,000       19,828,543
Polos........................               1,640,000       12,945,374        827,473                   1,640,000       13,772,847
Polos East...................               1,386,000       14,775,063        330,178                   1,386,000       15,105,240
Princeton Square.............                 864,000        5,252,025      2,444,531                     864,000        7,696,556
Promenade....................               2,171,000       18,535,275        374,936                   2,171,000       18,910,211
Quarterdeck..................                 580,000        8,216,250        885,105                     580,000        9,101,355
Ranchstone...................                 777,000       10,480,126         95,684                     777,000       10,575,810
Regency......................                 890,000       10,318,505        252,582                     890,000       10,571,087
Richmond Townhomes...........    (j)          940,000       11,919,983        102,992                     940,000       12,022,975
Riverhill....................               2,004,000       19,980,334       (106,874)                  2,004,000       19,873,460
Royal Oaks...................               1,988,000        9,663,149        754,412                   1,988,000       10,417,561
Sailboat Bay.................                 960,000        4,937,213        493,690                     960,000        5,430,903
Sedona Springs...............               2,574,000       24,834,228        305,720                   2,574,000       25,139,948
Shadow Lake..................               1,140,000        8,397,085        449,955                   1,140,000        8,847,040
Shoal Run....................               1,380,000        9,437,830        709,707                   1,380,000       10,147,537
Sommerset Place..............                 360,000        4,235,504      1,005,194                     360,000        5,240,698
Spicewood Springs............               1,536,000       13,614,751      1,795,060                   1,536,000       15,409,811
Steeple Chase................               1,111,500        7,671,643        520,873                   1,111,500        8,192,516
Summit Place.................                 411,500        6,891,173      1,043,287                     411,500        7,934,460
Sweetwater Glen..............                 500,000        4,571,011      1,369,336                     500,000        5,940,347
Timber Hollow................            $    800,000   $    5,214,004   $    635,302                $    800,000   $    5,849,306
Timberwalk...................               1,988,000        9,833,825      1,013,729                   1,988,000       10,847,554
Trails at Briar Forest.......    (i)        2,380,000       19,936,610        168,768                   2,380,000       20,105,378

                                       GROSS AMOUNT AT WHICH
                                       CARRIED AT DECEMBER 31, 1997
                                       ---------------------   ACCUMULATED
                                                  TOTAL        DEPRECIATION     DATE OF        DATE     DEPRECIABLE
RESIDENTIAL                                        (A)             (A)        CONSTRUCTION   ACQUIRED      LIFE
-----------                                   --------------   ------------   ------------   --------   -----------
Lakeridge....................                     12,108,950      1,306,296        1991         1993     5-50 yr.
Landings.....................                     11,830,966      1,046,636        1986         1994     5-50 yr.
Laurel Gardens...............                     26,479,321      2,237,950        1989         1995     5-50 yr.
Lexington Glen...............                     31,810,211      3,475,702        1990         1993     5-50 yr.
Lexington Park...............                     11,380,151      1,329,915        1988         1993     5-50 yr.
Lofton Place.................                     15,180,063      1,825,613        1988         1993     5-50 yr.
Madison at Cedar Springs.....                     24,423,073      2,144,146        1995         1995     5-50 yr.
Madison at Chase Oaks........                     29,607,663      2,147,427        1995         1995     5-50 yr.
Madison at Melrose...........                     14,086,005        995,869        1995         1995     5-50 yr.
Madison at River Sound.......                     41,983,916        674,124        1996         1996     5-50 yr.
Madison at Round Grove.......                     25,212,537      2,037,188        1995         1995     5-50 yr.
Madison at Stone Creek.......                     23,904,572      1,674,579        1995         1995     5-50 yr.
Madison at the Arboretum.....                     10,467,438        646,117        1995         1996     5-50 yr.
Madison on the Parkway.......                     24,980,913      2,118,479        1995         1995     5-50 yr.
Magnolia Villa...............                      5,709,326      1,461,626        1986         1986     5-50 yr.
Mariner Club.................                     18,482,678      1,093,465        1988         1996     5-50 yr.
Marsh Cove...................                      8,103,814      2,206,008        1983         1986     5-50 yr.
Mission Bay..................                     17,343,153      2,118,959        1991         1993     5-50 yr.
Misty Woods..................                     11,615,064      2,261,396        1984         1991     5-50 yr.
The Oaks.....................                     20,413,136        356,981        1996         1997     5-50 yr.
Parc Royale..................                     12,890,571              0        1994         1997     5-50 yr.
Palms at South Shore.........                     12,310,393        182,789        1990         1997     5-50 yr.
Plantations at Killearn......                      7,685,154        275,988        1990         1996     5-50 yr.
The Point....................                     21,528,543        388,061        1996         1997     5-50 yr.
Polos........................                     15,412,847      2,035,558        1991         1993     5-50 yr.
Polos East...................                     16,491,240        398,211        1991         1997     5-50 yr.
Princeton Square.............                      8,560,556      1,259,496        1984         1992     5-50 yr.
Promenade....................                     21,081,211      1,682,822        1994         1994     5-50 yr.
Quarterdeck..................                      9,681,355      1,894,352        1986         1989     5-50 yr.
Ranchstone...................                     11,352,810        278,974        1996         1997     5-50 yr.
Regency......................                     11,461,087        448,552        1986         1996     5-50 yr.
Richmond Townhomes...........                     12,962,975        117,059        1995         1997     5-50 yr.
Riverhill....................                     21,877,460        194,702        1996         1997     5-50 yr.
Royal Oaks...................                     12,405,561      1,559,864        1991         1993     5-50 yr.
Sailboat Bay.................                      6,390,903        824,483        1986         1993     5-50 yr.
Sedona Springs...............                     27,713,948      1,961,223        1995         1996     5-50 yr.
Shadow Lake..................                      9,987,040      1,053,170        1989         1994     5-50 yr.
Shoal Run....................                     11,527,537        497,626        1986         1996     5-50 yr.
Sommerset Place..............                      5,600,698      1,546,712        1983         1990     5-50 yr.
Spicewood Springs............                     16,945,811      2,885,884        1986         1992     5-50 yr.
Steeple Chase................                      9,304,016        822,147        1986         1994     5-50 yr.
Summit Place.................                      8,345,960      2,192,178        1985         1985     5-50 yr.
Sweetwater Glen..............                      6,440,347      1,029,963        1986         1992     5-50 yr.
Timber Hollow................                 $    6,649,306   $  1,392,730        1986         1991     5-50 yr.
Timberwalk...................                     12,835,554      1,754,512        1987         1993     5-50 yr.
Trails at Briar Forest.......                     22,485,378        198,882        1991         1997     5-50 yr.

                                                                             COST CAPITALIZED            GROSS AMOUNT AT WHICHGROS
                                            INITIAL COST TO COMPANY      SUBSEQUENT TO ACQUISITION   CARRIED AT DECEMBER 31, 1CARR
                                         -----------------------------   -------------------------   -----------------------------
                                ENCUM-                   BUILDINGS &                     CARRYING                    BUILDINGS &
RESIDENTIAL                    BRANCES       LAND        IMPROVEMENTS    IMPROVEMENTS      COST          LAND        IMPROVEMENTS
-----------                    --------  ------------   --------------   ------------   ----------   ------------   --------------
Valencia Plantation..........                 873,000        9,033,168        291,166                     873,000        9,324,334
Viridian Lake................                 960,000       11,022,351        906,223                     960,000       11,928,574
Waterford....................               3,024,000       15,027,450      1,328,306                   3,024,000       16,355,756
Waterford Place..............                 900,000       10,222,867        131,512                     900,000       10,354,378
Waterford Village............               1,888,000       10,950,825        868,740                   1,888,000       11,819,565
Waters Edge..................                 448,000        6,490,069      1,000,539                     448,000        7,490,608
Welleby Lake.................               3,648,000       13,152,000      1,632,824                   3,648,000       14,784,824
West Wind Landing............                 960,000        5,597,500        704,280                     960,000        6,301,780
Willow Trail.................               1,120,000        6,088,097        706,973                   1,120,000        6,795,070
Wimberly.....................               2,232,000       24,274,684        182,792                   2,232,000       24,457,476
Windridge....................               1,224,000        9,971,854        989,319                   1,224,000       10,961,173
Windsor Place................                 377,500        6,195,990      1,618,101                     377,500        7,814,091
Woodcrest....................                  73,163               --      8,293,835   $  523,036         73,163        8,625,884
Woodknoll....................                 125,000        1,076,646        352,155                     125,000        1,428,801
Miscell......................                 138,399          626,133        869,118                     138,399        1,495,251
                                         ------------   --------------   ------------   ----------   ------------   --------------
Total Residential............             157,301,524    1,181,664,767    156,810,925      523,036    157,301,524    1,338,807,741
                                         ------------   --------------   ------------   ----------   ------------   --------------
Commercial...................                 791,726        3,089,125      1,482,180           --        791,726        4,571,305
Development in Progress......              14,395,165               --     29,968,766    3,977,716     24,698,865       23,642,782
Land.........................               4,089,470               --             --           --      4,089,470               --
                                         ------------   --------------   ------------   ----------   ------------   --------------
Total........................            $176,303,820   $1,184,753,892   $188,261,871   $4,500,752   $186,607,520   $1,367,021,828
                                         ============   ==============   ============   ==========   ============   ==============

                                       GROSS AMOUNT AT WHICH
                                       CARRIED AT DECEMBER 31, 1997
                                       ---------------------   ACCUMULATED
                                        &         TOTAL        DEPRECIATION     DATE OF        DATE     DEPRECIABLE
RESIDENTIAL                            NTS         (A)             (A)        CONSTRUCTION   ACQUIRED      LIFE
-----------                            ----   --------------   ------------   ------------   --------   -----------
Valencia Plantation..........                     10,197,334        397,505        1990         1996     5-50 yr.
Viridian Lake................                     12,888,574      2,065,934        1991         1992     5-50 yr.
Waterford....................                     19,379,756      2,555,627        1988         1993     5-50 yr.
Waterford Place..............                     11,254,378        436,642        1994         1996     5-50 yr.
Waterford Village............                     13,707,565      1,244,745        1989         1994     5-50 yr.
Waters Edge..................                      7,938,608      1,799,737        1985         1988     5-50 yr.
Welleby Lake.................                     18,432,824      2,024,155        1991         1993     5-50 yr.
West Wind Landing............                      7,261,780        951,766        1985         1993     5-50 yr.
Willow Trail.................                      7,915,070      1,081,288        1985         1993     5-50 yr.
Wimberly.....................                     26,689,476        237,448        1996         1997     5-50 yr.
Windridge....................                     12,185,173      1,036,709        1982         1994     5-50 yr.
Windsor Place................                      8,191,591      1,724,596        1984         1989     5-50 yr.
Woodcrest....................                      8,699,047      2,674,414        1982         1983     5-50 yr.
Woodknoll....................                      1,553,801        643,579        1975         1982     5-50 yr.
Miscell......................                      1,633,650        469,971     various      various     5-50 yr.
                                              --------------   ------------     -------      -------    -----------
Total Residential............                  1,496,109,265    139,883,740
                                              --------------   ------------
Commercial...................                      5,363,031      1,370,506     various      various     5-50 yr.
Development in Progress......                     48,341,647             --
Land.........................                      4,089,470         29,526
                                              --------------   ------------     -------      -------    -----------
Total........................                 $1,553,873,887   $141,283,772
                                              ==============   ============

Notes:

(a) Reconciliations of total real estate carrying value and accumulated depreciation for the years ending December 31, 1997, 1996 and 1995 are as follows:

                                                   Real Estate                                 Accumulated Depreciation
                                --------------------------------------------------    -------------------------------------------
                                     1997              1996              1995             1997            1996           1995
                                --------------    --------------    --------------    ------------    ------------    -----------
Balance at beginning of
  period......................  $1,242,471,071    $1,040,225,976    $  814,435,663    $101,267,134    $ 67,627,934    $41,362,624
Additions -- acquisitions and
  improvements................     335,099,751       216,470,076       225,806,187      42,463,748      34,489,629     26,265,310
Deductions -- cost of real
  estate sold.................      23,696,935        14,224,981            15,874       2,447,110         850,429              0
                                --------------    --------------    --------------    ------------    ------------    -----------
Balance at end of period......  $1,553,873,887    $1,242,471,071    $1,040,225,976    $141,283,772    $101,267,134    $67,627,934
                                ==============    ==============    ==============    ============    ============    ===========

(b) This property was substantially renovated by the Company following acquisition.
(c) Additional apartment units acquired in 1992.
(d) This property secures a term loan. At December 31, 1997, the balance outstanding was $5,146,989.
(e) This property secures two term loans. At December 31, 1997, the balances outstanding were $1,983,098 and $10,659,152.
(f) This property secures a term loan. At December 31, 1997, the balance outstanding was $9,600,000.
(g) This property secures a term loan. At December 31,1997, the balance was $9,827,808.
(h) This property secures a term loan. At December 31,1997, the balance was $8,928,467.
(i) This property secures three term loans. At December 31, 1997, the balances outstanding were $773,035, $8,016,267, and $5,923,839.
(j) This property secures a term loan. At December 31,1997, the balance was $9,423,036.

                     Merry Land & Investment Company, Inc.
                         UNAUDITED FINANCIAL STATEMENTS
                              As of March 31, 1998
                            ------------------------

                     Merry Land & Investment Company, Inc.
                          CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                              March 31,    December 31,
                                                                 1998          1997
                                                              ----------   ------------
                                                              (Unaudited)
PROPERTIES AT COST
  Apartments................................................  $1,507,945    $1,496,109
  Apartments under development..............................      51,300        48,342
  Commercial rental property................................       5,375         5,363
  Land held for investment or future development............       4,090         4,090
  Operating equipment.......................................       3,780         3,676
                                                              ----------    ----------
                                                               1,572,490     1,557,580
  Less accumulated depreciation and depletion...............    (155,324)     (142,617)
                                                              ----------    ----------
                                                               1,417,166     1,414,963
CASH AND SECURITIES
  Cash and cash equivalents.................................          45           570
  Repurchase Agreements.....................................      79,854            --
  Marketable securities.....................................       2,131         1,963
                                                              ----------    ----------
                                                                  82,030         2,533
OTHER ASSETS
  Notes receivable..........................................       1,397         1,412
  Other receivables.........................................         189           249
  Deferred loan costs.......................................       4,421         4,639
  Other.....................................................       6,102         4,085
                                                              ----------    ----------
                                                                  12,109        10,385
                                                              ----------    ----------
TOTAL ASSETS................................................  $1,511,305    $1,427,881
                                                              ==========    ==========
NOTES PAYABLE
  Mortgage loans............................................  $   70,109    $   70,282
  Senior notes..............................................     460,000       460,000
  Note payable -- credit line...............................          --        67,800
                                                              ----------    ----------
                                                                 530,109       598,082
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES
  Accrued interest..........................................       8,724         6,622
  Resident security deposits................................       1,333         1,597
  Accrued property taxes....................................       8,083        10,780
  Accrued employee compensation.............................       1,545         3,471
  Other.....................................................       8,270         9,997
                                                              ----------    ----------
                                                                  27,955        32,467
STOCKHOLDERS' EQUITY
Preferred stock, at $25 and $50 liquidation preference,
  20,000 shares authorized..................................     369,672       269,677
Common stock, at $1 stated value, 100,000 shares authorized
  42,706 and 39,177 shares issued...........................      42,706        39,177
  Capital surplus...........................................     594,789       525,744
  Cumulative undistributed net earnings.....................     (24,648)      (15,730)
  Notes receivable from stockholders and ESOP...............     (29,601)      (21,691)
  Accumulated other comprehensive income....................         323           155
                                                              ----------    ----------
                                                                 953,241       797,332
                                                              ----------    ----------
LIABILITIES AND STOCKHOLDERS' EQUITY........................  $1,511,305    $1,427,881
                                                              ==========    ==========

        The accompanying notes are an integral part of these statements.

                     Merry Land & Investment Company, Inc.
                       CONSOLIDATED STATEMENTS OF INCOME
                     (In thousands, except per share data)
                                  (Unaudited)

                                                                 Three Months Ended
                                                                     March 31,
                                                                --------------------
                                                                 1998         1997
                                                                -------      -------
Rental income...............................................    $59,244      $47,861
Mineral royalties...........................................        391           95
Mortgage interest...........................................         29           28
Other interest..............................................        420          738
Dividends...................................................         44          559
Other income................................................        373        3,501
                                                                -------      -------
                                                                 60,501       52,782
Rental expense..............................................     15,096       12,686
General and administrative expense..........................      1,207        1,056
Interest....................................................      8,730        5,626
Taxes and insurance.........................................      7,129        5,585
Depreciation -- real estate.................................     12,679        9,425
Depreciation -- other.......................................        135           84
Amortization -- financing costs.............................        237          142
                                                                -------      -------
                                                                 45,213       34,604
Income before net realized loss.............................     15,288       18,178
Net realized loss...........................................        (15)          --
                                                                -------      -------
NET INCOME..................................................     15,273       18,178
Dividends to preferred shareholders.........................      6,770        5,831
                                                                -------      -------
NET INCOME AVAILABLE FOR COMMON SHARES......................    $ 8,503      $12,347
                                                                =======      =======
Weighted average common shares outstanding
  Basic.....................................................     39,935       37,957
  Diluted...................................................     40,035       37,983
EARNINGS PER COMMON SHARE
  Basic.....................................................    $   .21      $   .33
  Diluted...................................................    $   .21      $   .33
                                                                =======      =======
CASH DIVIDENDS DECLARED PER COMMON SHARE....................    $   .41      $   .39
                                                                =======      =======

        The accompanying notes are an integral part of these statements.

                     Merry Land & Investment Company, Inc.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In thousands)
                                  (Unaudited)

                                                               Three Months Ended
                                                                   March 31,
                                                              --------------------
                                                                1998        1997
                                                              --------    --------
OPERATING ACTIVITIES:
  Rents and royalties received..............................  $ 59,745    $ 47,975
  Interest received.........................................       565         701
  Dividends received........................................        44         559
  Rental expense............................................   (15,704)    (13,481)
  General and administrative expense........................    (1,650)     (1,587)
  Interest expense..........................................    (6,629)     (3,338)
  Property taxes and insurance expense......................   (10,654)     (7,376)
  Other.....................................................      (480)       (370)
                                                              --------    --------
     Net cash provided by operating activities:.............    25,237      23,083
INVESTING ACTIVITIES:
  Sale of securities........................................        --      16,046
  Sale of real property.....................................       261          --
  Purchase of real property.................................      (242)         --
  Development of real property..............................   (12,622)    (16,668)
  Recurring capital expenditures............................    (1,627)     (1,328)
  Improvements to existing properties.......................    (1,246)       (851)
  Other.....................................................    (2,928)         48
                                                              --------    --------
     Net cash used by investing activities..................   (18,404)     (2,753)
FINANCING ACTIVITIES:
  Net repayments -- bank debt...............................   (67,800)         --
  Net repayments -- mortgage loans..........................      (173)        (38)
  Cash dividends paid -- common.............................   (17,421)    (14,793)
  Cash dividends paid -- preferred..........................    (6,769)     (5,830)
  Sale of common stock......................................    68,026       4,537
  Sale of preferred stock...................................    96,633        (121)
                                                              --------    --------
     Net cash provided (used) by financing activities.......    72,496     (16,245)
NET INCREASE IN CASH........................................    79,329       4,085
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD............       570      32,793
                                                              --------    --------
CASH AND CASH EQUIVALENTS AT END OF PERIOD..................  $ 79,899    $ 36,878
                                                              ========    ========

        The accompanying notes are an integral part of these statements.

                     Merry Land & Investment Company, Inc.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
      Reconciliation of Net Income to Cash Flows from Operating Activities
                                 (In thousands)
                                  (Unaudited)

                                                              Three Months Ended
                                                                   March 31,
                                                              -------------------
                                                                1998       1997
                                                              --------   --------
Net income..................................................  $ 15,273   $ 18,178
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Depreciation and amortization.............................    13,051      9,651
  Increase in interest and accounts receivable..............        52     (1,237)
  Decrease in other assets..................................    (1,438)      (308)
  Decrease in accounts payable and accrued interest.........    (1,701)    (3,201)
                                                              --------   --------
  Net cash provided by operating activities.................  $ 25,237   $ 23,083
                                                              ========   ========

        The accompanying notes are an integral part of these statements.

                     MERRY LAND & INVESTMENT COMPANY, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1998
                                  (UNAUDITED)

1. Nature of Business

     Merry Land & Investment Company, Inc. is a real estate investment trust
(REIT), which owns and operates upscale apartment communities in nine Southern states including Alabama, Florida, Georgia, Maryland, North Carolina, South Carolina, Tennessee, Texas, and Virginia. As a qualified REIT the Company pays no corporate income taxes on earnings distributed to stockholders.

     The consolidated financial statements for the three month periods ended March 31, 1998 and March 31, 1997 reflect all adjustments (consisting of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the financial position and operating results for the interim period.

2. Marketable Securities

     The cost and market value of securities by major classification at March 31, 1998 were as follows (dollars in thousands):

                                                                 Unrealized
                                                  Cost   Market     Gain
                                                 ------  ------  ----------
Common stock...................................  $1,808  $2,131     $323

3. Borrowings

     Borrowings at March 31, 1998 were as follows (dollars in thousands):

9.760% mortgage notes(a)....................................     $ 12,622
7.750% mortgage note(b).....................................        9,600
7.625% mortgage note(c).....................................        5,126
7.210% mortgage note(d).....................................        9,397
7.125% mortgage note(e).....................................       14,651
7.570% mortgage note(f).....................................        9,803
8.250% mortgage note(g).....................................        8,910
6.625% senior unsecured notes(h)............................      120,000
7.250% senior unsecured notes(i)............................       40,000
6.875% senior unsecured notes(j)............................       40,000
6.875% senior unsecured notes(k)............................       40,000
7.250% senior unsecured notes(l)............................      120,000
6.690% senior unsecured notes(m)............................       50,000
6.900% senior unsecured notes(n)............................       50,000
Advance under unsecured line of credit(o)...................           --
                                                                 --------
                                                                 $530,109
                                                                 ========

---------------

(a) $10.6 million and $2.0 million, 9.760% mortgage notes, principal and interest payable monthly, maturity 2001.
(b) 7.750% mortgage note, interest payable monthly only until November 1998 at which both principal and interest will be payable monthly, maturity 2002.
(c)  7.625% mortgage note, principal and interest payable monthly, maturity
     2005.
(d)  7.210% mortgage note, principal and interest payable monthly, maturity
     2001.
(e) $0.8 million and $8.0 million and $5.9 million, 7.125% mortgage notes, principal and interest payable monthly, maturity 2006.

                     MERRY LAND & INVESTMENT COMPANY, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

(f)  7.570% mortgage note, principal and interest payable monthly, maturity
     2001.
(g)  8.250% mortgage note, principal and interest payable monthly, maturity
     2001.
(h) 6.625% notes, interest payable semi-annually, principal installments of $40.0 million each due 1999, 2000, and 2001.
(i)  7.250% notes, interest payable semi-annually, maturity 2002.
(j)  6.875% notes, interest payable semi-annually, maturity 2003.
(k)  6.875% notes, interest payable semi-annually, maturity 2004.
(l)  7.250% notes, interest payable semi-annually, maturity 2005.
(m)  6.690% notes, principal and interest payable semi-annually, maturity 2006.
(n) 6.900% notes, principal and interest payable semi-annually, maturity August, 2007.
(o) $200 million line of credit bearing interest equal to floating LIBOR plus 0.60%, maturity September, 2000.

The Company estimates that the fair value of borrowings approximates their carrying value at March 31, 1998. Maturities of borrowings at March 31 were as follows (dollars in thousands):

1998........................................................  $     552
1999........................................................     40,853
2000........................................................     40,921
2001........................................................     80,138
2002........................................................     49,764
2003........................................................     40,489
2004........................................................     40,526
2005........................................................    124,804
2006........................................................     62,062
2007........................................................     50,000
                                                              ---------
                                                              $ 530,109
                                                              =========

4. Earnings Per Share and Share Information

     In 1997, the Company adopted SFAS 128, "Earnings Per Share". In accordance with this standard, basic earnings per share is computed on the basis of the weighted average number of shares outstanding during the year. Diluted earnings per share is computed giving effect to dilutive stock options and dilutive preferred stock

                     MERRY LAND & INVESTMENT COMPANY, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

with an applicable reduction in preferred dividends. Basic and diluted earnings per share are computed as follows (dollars in thousands):

                                                         Three Months Ended
                                                              March 31,
                                                         -------------------
                                                           1998       1997
                                                         --------   --------
BASIC:
  Net Income...........................................  $15,273    $18,178
  Preferred dividend requirement.......................    6,770      5,831
                                                         -------    -------
  Net income available for common......................  $ 8,503    $12,347
                                                         =======    =======
  Average common shares outstanding....................   39,935     37,957
  Basic earnings per share.............................  $  0.21    $  0.33
DILUTED:
  Net income...........................................  $15,273    $18,178
  Preferred dividend requirement.......................    6,770      5,831
                                                         -------    -------
  Net income available for common......................  $ 8,503    $12,347
                                                         =======    =======
  Dilutive stock options...............................      100         26
  Average common shares outstanding....................   39,935     37,957
  Average diluted common shares outstanding............  $40,035    $37,983
                                                         =======    =======
  Diluted earnings per share...........................  $  0.21    $  0.33
                                                         =======    =======

5. Income Taxes and Dividend Policy

     As discussed in Note 1, the Company has elected to be taxed as a REIT. The Internal Revenue Code provides that a REIT, which in any taxable year meets certain requirements and distributes to its stockholders at least 95% of its ordinary taxable income, will not be subject to federal income taxation on taxable income which is distributed. The Company intends to distribute the required amounts of income in 1998 to qualify as a REIT and to avoid paying income taxes. On March 31, 1998, the Company paid dividends per share as follows:

Series A Preferred..........................................  $0.43750
Series B Preferred..........................................  $0.55125
Series C Preferred..........................................  $0.53750
Series D Preferred..........................................  $1.03625
Series E Preferred (a)......................................  $0.02436
Common......................................................  $0.41000

---------------

(a) Series E Preferred was issued on February 13, 1998, therefore the dividends per share have been prorated.

6. Recent Accounting Pronouncements

     In 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income". The Company had comprehensive income, which is comprised of net income and unrealized gains or losses on marketable securities held as available for sale, of $15,440,810 and $16,705,911 for the period ending March 31, 1998 and 1997 respectively.

                                    EXHIBITS

EXHIBIT NO.
-----------
23            Consent of Arthur Andersen LLP

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EQUITY RESIDENTIAL PROPERTIES TRUST

                                          By:      /s/ BRUCE C. STROHM
                                            ------------------------------------
                                                Bruce C. Strohm, Secretary,
                                            Executive Vice President and General
                                                           Counsel

Date: July 23, 1998